As filed with the Securities and Exchange Commission on October 12, 2000
Securities Act File No. 333-41490 Investment Company Act File No. 811-6304

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-14 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	[X]
Post-Effective Amendment No. (Check appropriate box or boxes)	[ ]

Merrill Lynch Short Term U.S. Government Fund, Inc.*
(Exact Name of Registrant as Specified in its Charter)

(609) 282-2800 (Area Code and Telephone Number)

800 Scudders Mill Road Plainsboro, New Jersey 08536 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Terry K. Glenn Merrill Lynch Short Term U.S. Government Fund, Inc. 800 Scudders Mill Road, Plainsboro, New Jersey 08536 Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
(Name and Address of Agent for Service)

Copies to:
Frank P. Bruno, Esq. BROWN & WOOD, LLP One World Trade Center New York, New York 10048-0557	Michael J. Hennewinkel, Esq. MERRILL LYNCH INVESTMENT MANAGERS, L.P. 800 Scudders Mill Road Plainsboro, NJ 08536

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

Title of Securities Being Registered: Common Stock, Par Value $.10 per share.

No filing fee is required because of reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

*	Formerly, Merrill Lynch Adjustable Rate Securities Fund, Inc

MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND P.O. BOX 9011 PRINCETON, NEW JERSEY 08543-9011

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held On November 21, 2000

TO THE SHAREHOLDERS OF  MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND:

     NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of Merrill Lynch Intermediate Government Bond Fund (“Intermediate Government Bond”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on Tuesday, November 21, 2000 at
9:00 a.m., Eastern time, for the following purposes:

(1) To approve or disapprove an Agreement and Plan of Reorganization (the “Agreement and Plan of Reorganization”) providing for the acquisition of substantially all of the assets of Intermediate Government Bond by Merrill Lynch Short Term U.S. Government Fund, Inc. (“Short Term U.S. Government”), and the assumption of substantially all of the liabilities of Intermediate Government Bond by Short Term U.S. Government, in exchange solely for an equal aggregate value of newly-issued shares of Short Term U.S. Government. The Agreement and Plan of Reorganization also provides for distribution of such shares of Short Term U.S. Government to shareholders of Intermediate Government Bond in liquidation of Intermediate Government Bond. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Intermediate Government Bond and the termination of its registration under the Investment Company Act of 1940, as amended; and

(2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

 Intermediate Government Bond is a Massachusetts business trust. As described in more detail below, shareholders may have statutory appraisal rights for their shares if the proposed Reorganization is approved by the shareholders of Intermediate Government Bond at the Meeting and effected by Intermediate Government Bond. In order for a shareholder to exercise his or her statutory rights, the shareholder must (1) file with Intermediate Government Bond before the taking of the vote on the approval of such Agreement and Plan of Reorganization, written objection to the proposed Reorganization stating that he or she intends to demand payment for his or her shares if the Reorganization takes place; (2) not vote in favor of such Agreement and Plan of Reorganization; and (3) demand payment for his or her shares and an appraisal of the value thereof in writing from Short Term U.S. Government within twenty days after the date of mailing to the shareholder of notice that the Reorganization has become effective.

Intermediate Government Bond and any such shareholders shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of Chapter 156B of the General Laws of Massachusetts. In the event any shareholder elects to exercise his or her statutory appraisal rights, it is the present intention of Short Term U.S. Government to petition a court of competent jurisdiction to determine whether this right of appraisal has been superseded by the provisions of Rule 22c-1 under the Investment Company Act of 1940, as amended, which generally requires mutual funds to redeem their shares at prices based upon the then current net asset value of such shares.

The Board of Trustees of Intermediate Government Bond has fixed the close of business on October 6, 2000 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

A complete list of the shareholders of Intermediate Government Bond entitled to vote at the Meeting will be available and open to the examination of any shareholders of Intermediate Government Bond for any purpose germane to the Meeting during ordinary business hours from and after November 7, 2000 at the offices of Intermediate Government Bond, 800 Scudders Mill Road, Plainsboro, New Jersey.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of Intermediate Government Bond.

 If you have any questions regarding the enclosed proxy material, please contact our proxy solicitor, Shareholder Communications Corporation, at 1-800-949-7551.

By Order of the Board of Trustees, PHILLIP S. GILLESPIE Secretary

Plainsboro, New Jersey Dated: October 13, 2000

MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC. P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 (609) 282-2800

SPECIAL MEETING OF SHAREHOLDERS OF MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

November 21, 2000

 This Proxy Statement and Prospectus is being sent to you because you are a shareholder of Merrill Lynch Intermediate Government Bond Fund (“Intermediate Government Bond”), a Massachusetts business trust. Intermediate Government Bond has called a Special Meeting of its shareholders to consider a proposal to approve an Agreement and Plan of Reorganization between Intermediate Government Bond and Merrill Lynch Short Term U.S. Government Fund, Inc. (formerly known as Merrill Lynch Adjustable Rate Securities Fund, Inc.) (“Short Term U.S. Government”) discussed in greater detail elsewhere in this Proxy Statement and Prospectus. The Board of Trustees of Intermediate Government Bond is requesting its shareholders to submit a proxy to be used at the Special Meeting to vote the shares held by the shareholder submitting the proxy.

The Agreement and Plan of Reorganization that you are being asked to consider involves a transaction whereby Short Term U.S. Government will acquire substantially all of the assets and assume substantially all of the liabilities of Intermediate Government Bond in exchange for shares of Short Term U.S. Government, which will then be distributed to the shareholders of Intermediate Government Bond. This transaction is referred to in this Proxy Statement and Prospectus as the “Reorganization.” After the completion of these transactions, Intermediate Government Bond will terminate its registration under the Investment Company Act of 1940, as amended, and will dissolve in accordance with the laws of the Commonwealth of Massachusetts.

The Board of Trustees has fixed the close of business on October 6, 2000 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, Intermediate Government Bond had outstanding 8,101,573 shares of beneficial interest, par value $.10 per share. To the knowledge of Intermediate Government Bond, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of beneficial interest.

The current prospectus relating to Short Term U.S. Government, dated September 29, 2000 (the “Short Term U.S. Government Prospectus”), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Annual Report to Stockholders of Short Term U.S. Government as of May 31, 2000 also accompanies this Proxy Statement and Prospectus.

This Proxy Statement and Prospectus sets forth concisely the information about Short Term U.S. Government that a shareholder of Intermediate Government Bond should know before considering this Reorganization transaction and should be retained for future reference. Intermediate Government Bond has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.
(continued on next page)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
Any representation to the contrary is a criminal offense.

The date of this Proxy Statement and Prospectus is October 13, 2000

 A statement of additional information relating to this reorganization transaction (the “Statement of Additional Information”), including pro forma financial statements of Short Term U.S. Government and Intermediate Government Bond giving effect to the consummation of the Reorganization, is on file with the Commission. The Statement of Additional Information is available from Short Term U.S. Government without charge, upon oral request by calling 1-800-456-4587, ext. 123, or by writing Short Term U.S. Government at its principal executive offices. The Statement of Additional Information, is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other material incorporated herein by reference and other information regarding Intermediate Government Bond and Short Term U.S. Government.

The address of the principal executive offices of both Intermediate Government Bond and Short Term U.S. Government is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.

TABLE OF CONTENTS


INTRODUCTION

 This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Intermediate Government Bond for use at a special meeting of shareholders of Intermediate Government Bond (the “Meeting”) to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey on November 21, 2000 at 9:00 a.m., Eastern time. The mailing address for Intermediate Government Bond is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is October 16, 2000.

Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Intermediate Government Bond at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted “FOR” the proposal to approve the Agreement and Plan of Reorganization between Short Term U.S. Government and Intermediate Government Bond (the “Agreement and Plan”).

Short Term U.S. Government is incorporated as a Maryland corporation while Intermediate Government Bond is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, holders of shares of common stock of Short Term U.S. Government and holders of shares of beneficial interest of Intermediate Government Bond are each referred to as “stockholders.”

Stockholders of Intermediate Government Bond will be entitled to receive the same class of shares of Short Term U.S. Government (i.e., Class A, Class B, Class C or Class D) (the “Corresponding Shares”) as they held in Intermediate Government Bond immediately prior to the Reorganization. The same or lower distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges (“CDSCs”)), if any, shall apply to Corresponding Shares as applied to shares of Intermediate Government Bond immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Short Term U.S. Government to be issued to the stockholders of Intermediate Government Bond will equal the aggregate net asset value of the outstanding shares of Intermediate Government Bond as set forth in the Agreement and Plan. Intermediate Government Bond and Short Term U.S. Government sometimes are referred to herein collectively as the “Funds” and individually as a “Fund,” as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.”

Approval of the Agreement and Plan will require the affirmative vote of Intermediate Government Bond stockholders representing two-thirds of the outstanding shares entitled to be cast thereon. Stockholders will vote as a single class on the proposal to approve the Agreement and Plan. See “Information Concerning the Special Meeting.”

The Board of Trustees of Intermediate Government Bond knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

 This Proxy Statement and Prospectus serves as a prospectus of Short Term U.S. Government under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of shares of Short Term U.S. Government to Intermediate Government Bond pursuant to the terms of the Agreement and Plan.

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

 In this Proxy Statement and Prospectus, the term “Reorganization” refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Intermediate Government Bond by Short Term U.S. Government in exchange for the Corresponding Shares and the subsequent distribution of Corresponding Shares to the stockholders of Intermediate Government Bond; and (ii) the subsequent deregistration and dissolution of Intermediate Government Bond.

The Reorganization

 At a meeting of the Board of Trustees of Intermediate Government Bond held on June 6, 2000, the Board of Trustees approved a proposal that Short Term U.S. Government acquire substantially all of the assets and assume substantially all of the liabilities of Intermediate Government Bond in exchange solely for an equal aggregate value of newly issued shares of Short Term U.S. Government to be distributed to the stockholders of Intermediate Government Bond in exchange for their shares of beneficial interest of Intermediate Government Bond.

Based upon their evaluation of all relevant information, the Trustees of Intermediate Government Bond have determined that the Reorganization will potentially benefit the stockholders of Intermediate Government Bond. Specifically, the Trustees considered that after the Reorganization, Intermediate Government Bond stockholders will remain invested in an open-end fund with a substantially larger combined net asset value. As part of a larger fund, Intermediate Government Bond stockholders are likely to benefit from reduced overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganization. See “Summary — Pro Forma Fee Tables” and “The Reorganization — Potential Benefits to Stockholders as a Result of the Reorganization.”

 The Board of Trustees of Intermediate Government Bond, including all of the Trustees who are not “interested persons,” as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Intermediate Government Bond and that the interests of existing Intermediate Government Bond stockholders will not be diluted as a result of effecting the Reorganization. As a result of the Reorganization, however, a stockholder of Intermediate Government Bond or a stockholder of Short Term U.S. Government would hold a reduced percentage of ownership in the Combined Fund than he or she held in Intermediate Government Bond or Short Term U.S. Government prior to the Reorganization.

     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approvals, provided that Intermediate Government Bond and Short Term U.S. Government have obtained prior to that time either (a) a favorable private letter ruling from the Internal Revenue Service (the “IRS”) or (b) an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. The Agreement and Plan may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Intermediate Government Bond, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Board of Trustees of Intermediate Government Bond and the Board of Directors of Short Term U.S. Government; (ii) by the Board of Trustees of Intermediate Government Bond if any condition to the obligations of Intermediate Government Bond has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of
Short Term U.S. Government if any condition to the obligations of Short Term U.S. Government has not been fulfilled or waived by such Board.

2

Pro Forma Fee Tables

The tables below provide information about the fees and expenses attributable to shares of each Fund and, assuming the Reorganization takes place, the estimated annualized fees and expenses attributable to shares of the Combined Fund.

Fee Table for Class A and Class B Stockholders of Intermediate Government Bond, Short Term U.S. Government† and the Pro Forma Combined Fund* as of April 28, 2000 (unaudited)
	Class A Shares						Class B Shares (b)
	Actual						Actual
	Short- Term U.S. Government		Intermediate Government Bond		Pro Forma Combined Fund		Short- Term U.S. Government		Intermediate Government Bond		Pro Forma Combined Fund
Stockholder Fees (fees paid directly from stockholder’s investment) (a):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	1.00%	(c)	1.00%	(c)	1.00%	(c)	None		None		None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	(d)	None	(d)	None	(d)	1.00%	(c)	1.00%	(c)	1.00%	(c)

Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None

Exchange Fee	None		None		None		None		None		None

Redemption Fee	None		None		None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.40%		0.40%		0.40%		0.40%		0.40%		0.40%

Distribution and/or Service (12b-1) Fees(e)	None		None		None		0.40%		0.50%		0.40%

Other Expenses (including transfer agent fees)(g)	0.49%		0.47%		0.30%		0.49%		0.47%		0.30%

Total Annual Fund Operating Expenses	0.89%		0.87%		0.70%	(h)	1.29%		1.37%		1.10%	(h)


*	See footnotes on page 4.
†	Formerly, Merrill Lynch Adjustable Rate Securities Fund, Inc.

3

Fee Table for Class C and Class D Stockholders of Intermediate Government Bond, Short Term U.S. Government† and the Pro Forma Combined Fund* as of April 28, 2000 (unaudited)
	Class C Shares						Class D Shares
	Actual						Actual
	Short- Term U.S. Government		Intermediate Government Bond		Pro Forma Combined Fund*		Short- Term U.S. Government		Intermediate Government Bond		Pro Forma Combined Fund*
Stockholder Fees (fees paid directly from stockholder’s investment) (a):
Maximum Sales Charge (Load) imposed on Purchases (as a percentage of offering price)	None		None		None		1.00%	(c)	1.00%	(c)	1.00%	(c)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	1.00%	(c)	1.00%	(c)	1.00%	(c)	None	(d)	None	(d)	None	(d)

Maximum Sales Charge (Load) Imposed on Dividend Reinvestments	None		None		None		None		None		None

Exchange Fee	None		None		None		None		None		None

Redemption Fee	None		None		None		None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.40%		0.40%		0.40%		0.40%		0.40%		0.40%

Distribution and/or Service (12b-1) Fees(e)	0.40%		0.50%	(f)	0.40%		0.10%		0.10%		0.10%

Other Expenses (including transfer agency fees)(g)	0.49%		0.47%		0.30%		0.49%		0.47%		0.30%

Total Annual Fund Operating Expenses	1.29%		1.37%		1.10%	(h)	0.99%		0.97%		0.80%	(h)

*	The expenses for the Combined Fund represent the estimated annualized expenses as of April 28, 2000, assuming Short Term U.S. Government had acquired all of the assets and liabilities of Intermediate Government Bond on that date.
†	Formerly, Merrill Lynch Adjustable Rate Securities Fund, Inc.
(a)	In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or sells shares.
(b)	Class B shares automatically convert to Class D shares approximately ten years after initial purchase. After such conversion, such shares will no longer be subject to distribution fees.
(c)	Some investors may qualify for reductions in the sales charge (load).
(d)	An investor may pay a deferred sales charge if such investor purchases $1 million or more and redeems within one year.
(e)	The Funds call the “Service Fee” an “Account Maintenance Fee.” Account Maintenance Fee is the term used in the Prospectuses of the Funds and all other Fund materials. If an investor holds Class B or Class C shares over time, it may cost that stockholder more in distribution (12b-1) fees than the maximum sales charge that such stockholder would have paid if he or she had bought one of the other classes. Distribution and/or Service (12b-1) Fees shown in the table reflect the maximum amount the Fund would contractually be obligated to pay.
(f)	Payment of the Class C distribution fees (0.25%) of Intermediate Government Bond are currently being waived by the Distributor. There is no guarantee that such waiver will continue in the future.
(g)	The Funds pay the Transfer Agent $11.00 for each Class A and Class D stockholder account and $14.00 for each Class B and Class C stockholder account and reimburse the Transfer Agent’s out-of-pocket expenses. The Funds pay a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Funds also pay a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. MLIM provides accounting services to each Fund at cost. For the fiscal year ended May 31, 2000, Short Term U.S. Government reimbursed MLIM $80,536 for these services; for the fiscal year ended October 31, 1999, Intermediate Government Bond reimbursed MLIM $55,751 for these services.
(h)	Following the Reorganization, MLIM intends to waive voluntarily a portion of the management fee due from the Combined Fund to the extent necessary to limit the Total Annual Fund Operating Expenses of each class of shares of the Combined Fund as follows: 0.65% for Class A shares, 1.05% for Class B shares, 1.05% for Class C shares and 0.75% for Class D shares. MLIM may reduce or discontinue this waiver at any time without notice.

4

 The foregoing Pro Forma Fee Tables and Examples are intended to assist investors in understanding the costs and expenses that an Intermediate Government Bond stockholder or Short Term U.S. Government stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization.

Examples:

 These examples assume that a stockholder invests $10,000 in the relevant Fund for the time periods indicated, that the investment has a 5% return each year, that the stockholder pays the sales charges, if any, that apply to the particular class and that each Fund’s operating expenses remain the same. Although a stockholder’s actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
	1 Year	3 Years	5 Years	10 Years
Class A
Intermediate Government Bond	$188	$375	$577	$1,162
Short Term U.S. Government	190	381	588	1,185
Combined Fund*	171	322	486	962
Class B
Intermediate Government Bond	$239	$434	$750	$1,646
Short Term U.S. Government	231	434	708	1,556
Combined Fund*	212	375	606	1,340
Class C
Intermediate Government Bond	$239	$434	$750	$1,646
Short Term U.S. Government	231	409	708	1,556
Combined Fund*	212	350	606	1,340
Class D
Intermediate Government Bond	$198	$406	$631	$1,278
Short Term U.S. Government	200	412	642	1,301
Combined Fund*	181	353	540	1,080

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Intermediate Government Bond	$188	$375	$577	$1,162
Short Term U.S. Government	190	381	588	1,185
Combined Fund*	171	322	486	962
Class B
Intermediate Government Bond	$139	$434	$750	$1,646
Short Term U.S. Government	131	409	708	1,556
Combined Fund*	112	350	606	1,340
Class C
Intermediate Government Bond	$139	$434	$750	$1,646
Short Term U.S. Government	131	409	708	1,556
Combined Fund*	112	350	606	1,340
Class D
Intermediate Government Bond	$198	$406	$631	$1,278
Short Term U.S. Government	190	381	588	1,185
Combined Fund*	181	353	540	1,080

*	Assuming the Reorganization took place on April 28, 2000.

     The Examples set forth above assume reinvestment of all dividends and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See “Summary,” “The Reorganization — Potential
Benefits to Stockholders as a Result of the Reorganization” and “Comparison of the Funds — Management,”
“ — Purchase of Shares” and “ — Redemption of Shares.”

5

Intermediate Government Bond 	Intermediate Government Bond was formed under the laws of the Commonwealth of Massachusetts on September 10, 1986 and commenced operations on November 6, 1986. Intermediate Government Bond is a diversified, open-end management investment company. As of July 31, 2000, Intermediate Government Bond had net assets of approximately $75.5 million.

Short Term U.S. Government	Short Term U.S. Government was incorporated under the laws of the State of Maryland on April 19, 1991 and commenced operations on August 2, 1991 as Merrill Lynch Adjustable Rate Securities Fund, Inc. (“Adjustable Rate”). On September 20, 2000, the stockholders of Adjustable Rate voted to approve certain changes to the investment objective and policies of Adjustable Rate. On September 29, 2000, the Fund’s name was changed to Merrill Lynch Short Term U.S. Government Fund, Inc. Short Term U.S. Government is a diversified, open-end management investment company.

As of July 31, 2000, Short Term U.S. Government had net assets of approximately $76.0 million.

Comparison of the Funds	Investment Objectives. The investment objectives of Short Term U.S. Government and Intermediate Government Bond are similar, though not identical. Short Term U.S. Government seeks current income and low net asset value fluctuation by investing primarily in U.S. government securities. The investment objective of Intermediate Government Bond is to seek the highest possible current income consistent with the protection of capital afforded by investing primarily in intermediate-term debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Both Funds invest primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Intermediate Government Bond invests primarily in bonds and other debt securities and may invest a portion of its portfolio in mortgage-backed securities issued or guaranteed by government sponsored enterprises, may loan portfolio securities and enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis. Under normal circumstances, Intermediate Government Bond maintains a dollar-weighted average maturity of six to eight years.

Short Term U.S. Government seeks to achieve its objective by investing at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, such as mortgage-backed securities, including collateralized mortgage obligations and debt securities, issued or guaranteed by government agencies. Short Term U.S. Government will invest in securities that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. Short Term U.S. Government may purchase securities of any maturity and may use derivative instruments to reduce

6

	interest rate risk. Under normal conditions, Short Term U.S. Government seeks to maintain a dollar-weighted average maturity of less than three years.

Short Term U.S. Government may also invest up to 35% of its assets in other debt securities such as private issuer mortgage-backed securities and asset-backed securities provided that such securities are rated at the time of purchase within the two highest grades assigned by Standard & Poor’s or Moody’s Investors Service, Inc. or another nationally recognized statistical rating organization.

Portfolio Management. The manager for both Intermediate Government Bond and Short Term U.S. Government is Merrill Lynch Investment Managers, L.P. (“MLIM”). MLIM has retained Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) as sub-adviser to Intermediate Government Bond. Gregory Mark Maunz has served as portfolio manager of Short Term U.S. Government since 1991. Theodore J. Magnani has been a Vice President of MLIM since 1992, a portfolio manager since 1990 and a member of the Portfolio management team of Short Term U.S. Government since 1991. Both Mr. Maunz and Mr. Magnani will serve as portfolio managers of the Combined Fund. Ralph A. DeCesare has served as portfolio manager of Intermediate Government Bond since 1998.

MLIM was organized as an investment adviser in 1977 and offers investment advisory services to more than 40 registered investment companies. MLIM and its affiliates, including Fund Asset Management L.P., (“FAM”) had approximately $591 billion in investment company and other portfolio assets under management as of August 2000. This amount includes assets managed for Merrill Lynch affiliates.

Advisory Fees. Pursuant to a separate investment advisory agreement between each Fund and MLIM, each Fund pays MLIM a monthly fee at the annual rate of 0.40% of the average daily net assets of that Fund. After the Reorganization, the Combined Fund would pay a monthly fee at the annual rate of 0.40% of the average daily net assets of the Combined Fund. See “Summary—Pro Forma Fee Tables” and “Comparison of the Funds—Management.”

Class Structure. Each Fund uses the Merrill Lynch Select Pricing SystemSM under which four classes of shares are offered with different sales charge arrangements. The Class A, Class B, Class C and Class D shares issued by Short Term U.S. Government are identical in all respects to the Class A, Class B, Class C and Class D shares issued by Intermediate Government Bond, except that they represent ownership interests in a different investment portfolio and the aggregate distribution fees and account maintenance fees for Class B and Class C shares are lower

7

for Short Term U.S. Government. See “Comparison of the Funds—Purchase of Shares,” “—Redemption of Shares” and “Additional Information—Stockholder Services.”

	Overall Annual Expense Ratio. The table below shows the operating expense ratio for each class of shares as of April 28, 2000 for Short Term U.S. Government, Intermediate Government Bond and the Combined Fund on a pro forma basis.

	Operating Expense Ratio
Class of Shares	Short- Term U.S. Government	Intermediate Government Bond	Combined Fund**
A	0.89%	0.87%	0.70%
B	1.29%	1.37%	1.10%
C	1.29%	1.37%*	1.10%
D	0.99%	0.97%	0.80%

*	The Distributor has voluntarily waived payment of the Class C distribution fee (0.25%). Such waiver may be discontinued or reduced at any time without notice.
**	Following the Reorganization, MLIM intends to waive voluntarily a portion of the investment advisory fee due from the Combined Fund to the extent necessary to limit the Total Annual Fund Operating Expenses of each class of shares of the Combined Fund as follows: 0.65% for Class A shares, 1.05% for Class B shares, 1.05% for Class C shares and 0.75% for Class D shares. MLIM may reduce or discontinue this waiver at any time without notice.

See “Summary—Pro Forma Fee Tables.”

Purchase of Shares. Shares of Short Term U.S. Government are offered continuously for sale to the public in substantially the same manner as shares of Intermediate Government Bond. See “Comparison of the Funds—Purchase of Shares.”

Redemption of Shares. The redemption procedures for shares of Short Term U.S. Government are substantially the same as the redemption procedures for shares of Intermediate Government Bond. Because of the high cost of maintaining smaller stockholder accounts, Short Term U.S. Government, however, may redeem the shares in an account (without charging any deferred sales charge) if the net asset value of an account falls below $500 due to redemptions. A stockholder will be notified that the value of his or her account is less than $500 before Short Term U.S. Government makes an involuntary redemption. A stockholder will then have 60 days to make an additional investment to bring the value of his or her account to at least $500 before Short Term U.S. Government takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts.

For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Short Term U.S. Government acquired by Intermediate Government Bond stockholders in the Reorganization, the holding period of Intermediate Government Bond shares outstanding on the date the Reorganization takes place will be “tacked” onto the holding period of the

8

	Corresponding Shares of Short Term U.S. Government acquired in the Reorganization. See “Comparison of the Funds—Redemption of Shares.”

Dividends. Short Term U.S. Government distributes substantially all of its net investment income, if any, monthly and distributes all net realized capital gains to its stockholders at least annually. Intermediate Government Bond distributes substantially all of the net investment income, if any, daily immediately prior to the determination of the net asset value of Intermediate Government Bond on that day and reinvests monthly in additional full and fractional shares of Intermediate Government Bond at net asset value unless the stockholder elects to receive such dividends in cash. See “Comparison of the Funds—Dividends.”

Net Asset Value. Both Intermediate Government Bond and Short Term U.S. Government determine net asset value of each class of shares once daily as of the close of business on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Both Funds compute net asset value per share in the same manner. See “Comparison of the Funds—Additional Information—Net Asset Value.”

Voting Rights. The corresponding voting rights of the stockholders of each Fund are substantially the same. See “Comparison of the Funds—Additional Information—Capital Stock.”

	Other Significant Considerations. Stockholder services available to Intermediate Government Bond stockholders are substantially the same as those available to Short Term U.S. Government stockholders. See “Comparison of the Funds—Additional Information—Stockholder Services.” An automatic dividend reinvestment plan is available to stockholders of each Fund. The plans are identical. See “Comparison of the Funds—Automatic Dividend Reinvestment Plan” and “Comparison of the Funds—Additional Information—Stockholder Services.”

Tax Considerations	Intermediate Government Bond and Short Term U.S. Government jointly have requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Intermediate Government Bond nor Short Term U.S. Government will recognize gain or loss on the transaction, and Intermediate Government Bond stockholders will not recognize gain or loss on the exchange of their shares of Intermediate Government Bond for Corresponding Shares of Short Term U.S. Government. The consummation of the Reorganization is subject to the receipt of such ruling or receipt of an opinion of counsel to the same effect. The Reorganization will not affect the status of Short Term U.S. Government as a regulated investment company. See “The Reorganization—Tax Consequences of the Reorganization.”

9

RISK FACTORS AND SPECIAL CONSIDERATIONS

 Many of the investment risks associated with an investment in Short Term U.S. Government are substantially similar to the investment risks associated with an investment in Intermediate Government Bond. Such risks include interest rate risk, prepayment risk and credit risk, as well as the risks associated with investing in (a) mortgage-backed securities, (b) indexed and inverse floating rate securities and (c) when issued and delayed delivery securities. The primary difference in risk stems from Short Term U.S. Government’s ability to invest in derivative instruments, including interest rate swaps, caps and floors and the fact that the weighted average maturity of the portfolio of Short Term U.S. Government is shorter (three years) than that of Intermediate Government Bond (six to eight years). The risk factors to which an investment in Short Term U.S. Government is subject are set forth in the Short Term U.S. Government Prospectus that accompanies this Proxy Statement and Prospectus under the caption “Details about the Fund — Investment Risks.” The risks associated with investing in Short Term U.S. Government that are not associated with investing in Intermediate Government Bond are summarized below.

Derivatives — Short Term U.S. Government may use derivative instruments including futures, forwards, options, interest rate swaps, caps and floors, indexed securities and inverse securities. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), or an index or interest rate such as the prime lending rate. Derivatives allow Short Term U.S. Government to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit risk — The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Leverage risk — The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

 Interest Rate Hedging Transactions and Risk Factors in Such Transactions. Short Term U.S. Government may hedge all or a portion of its portfolio investments against fluctuations in interest rates by entering into interest rate transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Short Term U.S. Government bears the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of the hedging transaction.

Short Term U.S. Government may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which Short Term U.S. Government uses a derivative to offset the risk that other Fund holdings may decrease in value. While hedging can reduce losses, it can also reduce or eliminate gains if the market moves in a different manner than anticipated by Short Term U.S. Government or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by Short Term U.S. Government, in which case any losses on the holdings being hedged may not be reduced. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Short Term U.S. Government is not required to use hedging and may choose not to do so.

Interest Rate Transactions, Options and Futures. Short Term U.S. Government may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in interest rates. Short Term U.S. Government has the authority to engage in interest rate transactions in order to hedge against interest rate movements, purchase call and put options on securities, write (i.e., sell) covered call and put options on its portfolio securities, and engage in hedging transactions in financial futures, and related options on such futures.

Although certain risks are involved in interest rate options and futures transactions, MLIM believes that, because Short Term U.S. Government will (i) write only covered options on portfolio securities, and (ii) engage in other transactions only for hedging purposes, these portfolio strategies will not subject the Fund to the risks frequently associated with the speculative use of such transactions. While Short Term U.S. Government’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, Short Term U.S. Government’s net asset value will fluctuate. There can be no assurance that Short Term U.S. Government’s hedging

10

 transactions will be effective. Furthermore, Short Term U.S. Government will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

Short Term U.S. Government also may be subject, to a lesser extent, to risks associated with the following investment strategies.

Illiquid Securities — Short Term U.S. Government may invest up to 15% of its net assets in illiquid securities that it cannot easily resell within seven days at current value or that have contractual or legal restrictions on resale. If the Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value. Investment of the Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet Short Term cash requirements or incurring capital losses on the sale of illiquid investments.

Restricted Securities — Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that Short Term U.S. Government buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. Short Term U.S. Government may be unable to sell them on short notice or may be able to sell them only at a price below current value. Short Term U.S. Government may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Short Term U.S. Government management receives material adverse nonpublic information about the issuer, the Fund will not be able to sell the security.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

 Dollar Rolls. Short Term U.S. Government also may enter into “dollar rolls.” A dollar roll involves selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. Short Term U.S. Government is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A “covered roll” is a specific type of dollar roll for which there is a segregated account with liquid securities in an amount equal to the forward price. Money market securities held by Short Term U.S. Government in such an account will not be subject to the general limitation that, other than for temporary or defensive purposes, the Fund will invest no more than 35% of its total assets in money market securities. Dollar rolls in which the Fund may invest will be limited to covered rolls.

Asset-Backed Securities — Short Term U.S. Government may invest in asset-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or issued by private issuers. Asset-backed securities are debt securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. A limited number of asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when Short Term U.S. Government reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of Short Term U.S. Government’s portfolio will increase. The value of long term securities generally changes more widely in response to changes in interest rates than shorter term securities.

11

COMPARISON OF THE FUNDS

Financial Highlights

 Short Term U.S. Government. The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Short Term U.S. Government share. The total returns in the table represent the rate an investor would have earned or lost on an investment in Short Term U.S. Government shares (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to stockholders which accompanies this Proxy Statement and Prospectus.

The following per share data and ratios have been derived from information provided in the financial statements:

	Class A
	For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997†	1996†
Per Share Operating Performance:
Net asset value, beginning of year	$ 9.52	$ 9.61	$ 9.65	$ 9.54	$ 9.55

Investment income — net	.52	.53	.57	.59	.56

Realized and unrealized gain (loss) on investments — net	(.08)	(.09)	(.04)	.10	.03

Total from investment operations	.44	.44	.53	.69	.59

Less dividends from investment income — net	(.52)	(.53)	(.57)	(.58)	(.60)

Net asset value, end of year	$ 9.44	$ 9.52	$ 9.61	$ 9.65	$ 9.54

Total Investment Return:*
Based on net asset value per share	4.76%	4.59%	5.66%	7.48%	6.41%

Ratios to Average Net Assets:
Expenses	.95%	.92%	.92%	.89%	.81%

Investment income — net	5.50%	5.43%	5.93%	6.13%	6.20%

Supplemental Data:
Net assets, end of year (in thousands)	$1,147	$ 947	$1,071	$ 265	$ 281

Portfolio turnover	41.63%	48.76%	47.55%	18.48%	25.30%

†	Based on average shares outstanding.
*	Total investment returns exclude the effects of sales charges.

	Class B
	For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997†	1996†
Per Share Operating Performance:
Net asset value, beginning of year	$ 9.49	$ 9.58	$ 9.62	$ 9.53	$ 9.56

Investment income — net	.45	.46	.50	.51	.52
Realized and unrealized gain (loss) on investments — net	(.08)	(.09)	(.04)	.09	(.02)

Total from investment operations	.37	.37	.46	.60	.50

Less dividends from investment income — net	(.45)	(.46)	(.50)	(.51)	(.53)

Net asset value, end of year	$ 9.41	$ 9.49	$ 9.58	$ 9.62	$ 9.53

Total Investment Return:*
Based on net asset value per share	3.96%	3.78%	4.85%	6.44%	5.34%

Ratios to Average Net Assets:
Expenses	1.73%	1.70%	1.70%	1.65%	1.59%

Investment income — net	4.72%	4.66%	5.19%	5.35%	5.45%

Supplemental Data:
Net assets, end of year (in thousands)	$54,126	$72,875	$85,094	$106,061	$137,387

Portfolio turnover	41.63%	48.76%	47.55%	18.48%	25.30%

†	Based on average shares outstanding.
*	Total investment returns exclude the effects of sales charges.

12

<Short Term U.S. Government — Financial Highlights (concluded)

	Class C
	For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997†	1996†
Per Share Operating Performance:
Net asset value, beginning of year	$ 9.49	$ 9.58	$ 9.63	$ 9.53	$ 9.56

Investment income — net	.44	.45	.49	.50	.48

Realized and unrealized gain (loss) on investments — net	(.08)	(.09)	(.05)	.11	.01

Total from investment operations	.36	.36	.44	.61	.49

Less dividends from investment
income — net	(.44)	(.45)	(.49)	(.51)	(.52)

Net asset value, end of year	$ 9.41	$ 9.49	$ 9.58	$ 9.63	$ 9.53

Total Investment Return:*
Based on net asset value per share	3.92%	3.74%	4.71%	6.51%	5.30%

Ratios to Average Net Assets:
Expenses	1.75%	1.73%	1.74%	1.70%	1.57%

Investment income — net	4.70%	4.62%	5.15%	5.34%	5.40%

Supplemental Data:
Net assets, end of year (in thousands)	$12,400	$6,256	$4,434	$5,315	$3,078

Portfolio turnover	41.63%	48.76%	47.55%	18.48%	25.30%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.

	Class D
	For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:	2000	1999	1998	1997†	1996†
Per Share Operating Performance:
Net asset value, beginning of year	$ 9.49	$ 9.58	$ 9.62	$ 9.52	$ 9.55

Investment income — net	.50	.51	.55	.57	.56
Realized and unrealized gain (loss) on investments — net	(.09)	(.09)	(.04)	.09	(.01)

Total from investment operations	.41	.42	.51	.66	.55

Less dividends from investment
income — net	(.50)	(.51)	(.55)	(.56)	(.58)

Net asset value, end of year	$ 9.40	$ 9.49	$ 9.58	$ 9.62	$ 9.52

Total Investment Return:*
Based on net asset value per share	4.39%	4.32%	5.40%	7.11%	5.91%

Ratios to Average Net Assets:
Expenses	1.21%	1.17%	1.18%	1.13%	1.06%

Investment income — net	5.24%	5.18%	5.70%	5.87%	5.98%

Supplemental Data:
Net assets, end of year (in thousands)	$11,466	$9,408	$19,193	$13,267	$12,800

Portfolio turnover	41.63%	48.76%	47.55%	18.48%	25.30%

*	Total investment returns exclude the effects of sales charges.
†	Based on average shares outstanding.

13

 Intermediate Government Bond. The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Intermediate Government Bond share. The total returns in the table represent the rate an investor would have earned or lost on an investment in Intermediate Government Bond shares (assuming reinvestment of all dividends). This information, except for the six months ended April 30, 2000, which is unaudited, has been audited by Deloitte & Touche LLP whose report, along with the Fund’s financial statements is included in the Fund’s annual report to stockholders which is available upon request.

The following per share data and ratios have been derived from information provided in the financial statements:

	Class A
	For the Six Months Ended April 30, 2000	For the Year Ended October 31,		For the Period February 18, 1997† to October 31, 1997
		1999	1998
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.39	$ 10.11	$ 9.74	$ 9.66

Investment income — net	.28	.55	.59	.39
Realized and unrealized gain (loss) on investments — net	(.18)	(.72)	.37	.08

Total from investment operations	.10	(.17)	.96	.47

Less dividends from investment income — net	(.28)	(.55)	(.59)	(.39)

Net asset value, end of period	$ 9.21	$ 9.39	$ 10.11	$ 9.74

Total Investment Return:**
Based on net asset value per share	1.13%#	(1.74)%	10.23%	5.04	%#

Ratios to Average Net Assets:
Expenses, net of reimbursement	.87%*	.75%	.76%	1.12	%*

Expenses	.87%*	.78%	1.09%	2.08	%*

Investment income — net	6.14%*	5.60%	5.99%	5.95	%*

Supplemental Data:
Net assets, end of period (in thousands)	$25,214	$24,019	$ 1,905	$ 425

Portfolio turnover	90.98%	191.16%	108.06%	201.55%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
#	Aggregate total investment return.
†	Commencement of operations.

	Class B
	For the Six Months Ended April 30, 2000	For the Year Ended October 31,		For the Period February 18, 1997† to October 31, 1997
		1999	1998
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.39	$ 10.11	$ 9.74	$ 9.66

Investment income — net	.26	.50	.54	.37
Realized and unrealized gain (loss) on investments — net	(.18)	(.72)	.37	.08

Total from investment operations	.08	(.22)	.91	.45

Less dividends from investment income — net	(.26)	(.50)	(.54)	(.37)

Net asset value, end of period	$ 9.21	$ 9.39	$ 10.11	$ 9.74

Total Investment Return:**
Based on net asset value per share	.87%#	(2.24)%	9.68%	4.81	%#

Ratios to Average Net Assets:
Expenses, net of reimbursement	1.38%*	1.20%	1.23%	1.39	%*

Expenses	1.38%*	1.28%	1.54%	2.42	%*

Investment income — net	5.61%*	5.13%	5.34%	5.69	%*

Supplemental Data:
Net assets, end of period (in thousands)	$25,275	$36,334	$39,975	$ 829

Portfolio turnover	90.98%	191.16%	108.06%	201.55%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
#	Aggregate total investment return.
†	Commencement of operations.

14

Intermediate Government Bond — Financial Highlights (concluded)

	Class C
	For the Six Months Ended April 30, 2000	For the Year Ended October 31,		For the Period February 18, 1997† to October 31, 1997
		1999	1998
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.39	$ 10.11	$ 9.73	$ 9.66

Investment income — net	.27	.52	.57	.36
Realized and unrealized gain (loss) on investments — net	(.18)	(.72)	.38	.07

Total from investment operations	.09	(.20)	.95	.43

Less dividends from investment income — net	(.27)	(.52)	(.57)	(.36)

Net asset value, end of period	$ 9.21	$ 9.39	$ 10.11	$ 9.73

Total Investment Return:**
Based on net asset value per share	1.00%#	(2.00)%	10.05%	4.57	%#

Ratios to Average Net Assets:
Expenses, net of reimbursement	1.13%*	.94%	.95%	1.47	%*

Expenses	1.13%*	1.03%	1.26%	2.64	%*

Investment income — net	5.85%*	5.37%	5.54%	5.55	%*

Supplemental Data:
Net assets, end of period (in thousands)	$1,924	$ 3,397	$ 4,674	$ 47

Portfolio turnover	90.98%	191.16%	108.06%	201.55%

*	Annualized.
**	Total investment returns exclude the effects of sales charges.
#	Aggregate total investment return.
†	Commencement of operations.

	Class D
	For the Six Months Ended April 30, 2000	For the Year Ended October 31,
		1999	1998	1997	1996	1995
	(unaudited)
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 9.39	$ 10.11	$ 9.74	$ 9.68	$ 9.82	$ 9.60

Investment income — net	.28	.54	.58	.55	.61	.62
Realized and unrealized gain (loss) on investments — net	(.18)	(.72)	.37	.06	(.14)	.22

Total from investment operations	.10	(.18)	.95	.61	.47	.84

Less dividends from investment income — net	(.28)	(.54)	(.58)	(.55)	(.61)	(.62)

Net asset value, end of period	$ 9.21	$ 9.39	$ 10.11	$ 9.74	$ 9.68	$ 9.82

Total Investment Return:**
Based on net asset value per share	1.08%#	(1.83)%	10.12%	6.60%	4.87%	9.00%

Ratios to Average Net Assets:
Expenses, net of reimbursement	.96%*	.79%	.89%	1.25%	.97%	.96%

Expenses	.96%*	.87%	1.22%	1.69%	.97%	.96%

Investment income — net	6.04%*	5.55%	5.94%	5.71%	6.19%	6.38%

Supplemental Data:
Net assets, end of period (in thousands)	$24,210	$29,157	$34,408	$28,805	$47,281	$65,139

Portfolio turnover	90.98%	191.16%	108.06%	201.55%	51.44%	47.90%


*	Annualized.
**	Total investment returns exclude the effects of sales charges.
#	Aggregate total investment return.
†	Commencement of operations.

15

Information About Short Term U.S. Government

     The Prospectus and Annual Report of Short Term U.S. Government have been delivered with this Prospectus and Proxy Statement and are incorporated herein by reference. Information about Short Term U.S. Government’s investment objective and policies can be found under the heading “Details About the
Fund — How the Fund Invests” in the Short Term U.S. Government Prospectus. For information regarding Management’s Discussion of Fund Performance of Short Term U.S. Government, please see the Prospectus dated September 29, 2000 as well as the Annual Report that accompanies this Proxy Statement and Prospectus.

Information About Intermediate Government Bond

Information about Intermediate Government Bond is incorporated herein by reference from the current prospectus of Intermediate Government Bond. The Intermediate Government Bond Prospectus, dated February 1, 2000, is available upon request (without charge) by calling Intermediate Government Bond at (609) 282-2800 or by writing Intermediate Government Bond at P.O. Box 9011, Princeton, New Jersey 08543-9011.

Investment Restrictions

 Other than as noted below, Short Term U.S. Government and Intermediate Government Bond have substantially similar investment restrictions. As a non-fundamental restriction, Short Term U.S. Government may borrow up to 33 1/3% of its total assets taken at market value, while Intermediate Government Bond may borrow up to 5% of its total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. See “Investment Objective and Policies — Investment Restrictions” in the Short Term U.S. Government Statement of Additional Information dated September 29, 2000 (“Short Term U.S. Government Statement”).

Management

 Directors/Trustees. The Board of Directors of Short Term U.S. Government consists of seven individuals, five of whom are not “interested persons” as defined in the Investment Company Act. The Board of Trustees of Intermediate Government Bond consists of eight individuals, six of whom are not “interested persons” as defined by the Investment Company Act. Two individuals are both Directors of Short Term U.S. Government and Trustees of Intermediate Government Bond and are “interested persons” of both Funds. The Directors/Trustees are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the Directors/Trustees of investment companies by the Investment Company Act.

Information about the Directors of Short Term U.S. Government, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

TERRY K. GLENN (60) — President and Director(1)(2) — Executive Vice President of MLIM and Fund Asset Management, L.P. (“FAM”) (which terms as used herein include their corporate predecessors) since 1983; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

JOE GRILLS (65) — Director(2) — P.O. Box 98, Rapidan, Virginia 22773. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute (affiliation changed in June 2000 to the Association of Financial Professionals) (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1985 until 1992; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund and the Howard Hughes Medical Institute since 1997; Director, Duke Management Company since 1992 and Vice Chairman since 1998; Director, LaSalle Street Fund since 1995; Director, Hotchkis & Wiley Mutual Funds since 1996; Director, Kimco Realty Corporation since January 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.

WALTER MINTZ (71) — Director(2) — 1114 Avenue of the Americas, New York, New York 10035. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

16

 ROBERT S. SALOMON, JR. (63) — Director(2) — 106 Dolphin Cove Quay, Stamford, Connecticut 06902. Principal of STI Management (investment adviser) since 1994; Trustee, Commonfund since 1980; Chairman and CEO of Salomon Brothers Asset Management from 1992 until 1995; Chairman of Salomon Brothers equity mutual funds from 1992 until 1995; regular columnist with Forbes magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers from 1975 until 1991.

MELVIN R. SEIDEN (69) — Director(2) — 780 Third Avenue, Suite 2502, New York, New York 10017. Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

 STEPHEN B. SWENSRUD (67) — Director(2) — 88 Broad Street, 2nd Floor, Suite 400, Boston, Massachusetts 02110. Chairman of Fernwood Advisors (investment adviser) since 1996; Principal, Fernwood Associates (financial consultant) since 1975. Director and Chairman of RPC Corporation (manufacturing) since 1978; Director of International Mobile Communications, Inc. (telecommunications) since 1998.

ARTHUR ZEIKEL (68) — Director(1)(2) — 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of MLIM and FAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. (“ML & Co.”) from 1990 to 1999.

 JOSEPH T. MONAGLE, JR. (52) — Senior Vice President(1)(2) — Senior Vice President of MLIM and FAM since 1990; Department Head of Global Fixed Income Division of MLIM and FAM since 1997; Senior Vice President of Princeton Services since 1993.

JEFFREY B. HEWSON (49) — Senior Vice President(1)(2) — Director (Global Fixed Income) of MLIM since 1998; Vice President of MLIM from 1989 to 1998; Portfolio Manager of MLIM since 1985.

 GREGORY MARK MAUNZ (47) — Senior Vice President(1)(2) — Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1985 to 1997; Portfolio Manager of MLIM since 1984.

THEODORE J. MAGNANI (38)— Vice President(1)(2)— Vice President of MLIM since 1992; Portfolio Manager of MLIM since 1990.

DONALD C. BURKE (40) — Vice President and Treasurer(1)(2) — Senior Vice President and Treasurer of MLIM and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; First Vice President of the Investment Adviser from 1997 to 1999; Vice President of the Investment Adviser from 1990 to 1997; Director of Taxation of the Investment Adviser since 1990; Vice President of FAMD since 1999.

 PHILLIP S. GILLESPIE (36) — Secretary(1)(2) — Director of MLIM since 2000, Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.

(1)	Interested person, as defined in the Investment Company Act, of the Fund.
(2)	Such Director or officer is a trustee, director or officer of certain other investment companies for which MLIM or FAM acts as the investment adviser or manager.

Management and Advisory Arrangements. MLIM serves as the investment adviser for Short Term U.S. Government and for Intermediate Government Bond pursuant to separate management agreements (each, a “Management Agreement”) that, except for certain minor differences, are identical.

Pursuant to the separate Management Agreement between each Fund and MLIM, each Fund pays MLIM a management fee at the annual rate of 0.40% of the average daily net assets of the Fund. After the Reorganization, the Combined Fund will pay MLIM a management fee at the annual rate of 0.40%. See “Summary — Pro Forma Fee Tables.”

MLIM has retained MLAM U.K. as sub-adviser to Intermediate Government Bond. Pursuant to a separate sub-advisory agreement between MLIM and MLAM U.K. with respect to Intermediate Government Bond, MLIM pays MLAM U.K. a fee for providing investment advisory services to MLIM with respect to Intermediate Government Bond, in an amount to be determined from time to time by MLIM and MLAM U.K. but in no event in excess of the amount MLIM actually receives for providing services to Intermediate Government Bond

17

 pursuant to its Management Agreement. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England. It is not anticipated that MLIM will enter into a similar agreement with MLAM U.K. with respect to the Combined Fund.

Purchase of Shares

 The class structure and purchase and distribution procedures for shares of Intermediate Government Bond are substantially the same as those of Short Term U.S. Government. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto see “Your Account — Merrill Lynch Select PricingSM System,” “ — Participation in Fee Based Programs” and “— How to Buy, Sell, Transfer and Exchange Shares” in the Short Term U.S. Government Prospectus.

Redemption of Shares

 The procedure for redeeming shares of Short Term U.S. Government is substantially the same as the procedure for redeeming shares of Intermediate Government Bond. Because of the high cost of maintaining smaller stockholder accounts, Short Term U.S. Government, however, may redeem the shares in an account (without charging any deferred sales charge) if the net asset value of the account falls below $500 due to redemption. A stockholder will be notified that the value of his or her account is less than $500 before Short Term U.S. Government makes an involuntary redemption. A stockholder will then have 60 days to make an additional investment to bring the value of his/her account to at least $500 before Short Term U.S. Government takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Short Term U.S. Government acquired by Intermediate Government Bond stockholders in the Reorganization, the holding period of Intermediate Government Bond shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Short Term U.S. Government acquired in the Reorganization. See “Your Account — Merrill Lynch Select PricingSM System,” “ — Participation in Merrill Lynch Fee Based Programs” and “—How to Buy, Sell, Transfer and Exchange Shares” in the Short Term U.S. Government Prospectus.

Performance

 General. The following tables provide performance information for each class of shares of Intermediate Government Bond and Short Term U.S. Government, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

	Short Term U.S. Government Average Annual Total Return*†
	Class A Shares		Class B Shares		Class C Shares		Class D Shares
Period	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)	With Sales Charge** (%)	Without Sales Charge (%)
One Year Ended 4/30/00	3.86%	4.91%	3.11%	4.11%	2.97%	3.96%	3.60%	4.65%
Five Years Ended 4/30/00	5.79%	6.01%	5.12%	5.12%	5.08%	5.08%	5.45%	5.67%
Inception*** to 4/30/00	5.92%	6.11%	4.26%	4.26%	5.18%	5.18%	4.67%	4.80%

*	The Average Annual Total Return figures presented have been calculated based on actual sales charge and expense levels for the time periods indicated.
**	Assumes the maximum applicable sales charge currently in effect. The maximum initial sales charge on Class A and Class D shares is 1.0%. The maximum contingent deferred sales charge (“CDSC”) on Class B shares is 1.0%, and is reduced to 0% after three years. Class C shares are subject to a 1.0% CDSC for one year.
***	Class B and Class D shares commenced operations on August 2, 1991. Class A and Class C shares commenced operations on October 21, 1994.
†	Data for the periods shown represents performance of the Fund prior to the change in its investment objective and policies and may not necessarily be indicative of future performance.

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Intermediate Government Bond Average Annual Total Return**

	Class A Shares		Class B Shares		Class C Shares		Class D Shares
Period	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)	With Sales Charge* (%)	Without Sales Charge (%)
One Year Ended 4/30/00	–0.80%	0.21%	–1.25%	–0.30%	–0.90%	0.04%	–0.89%	0.11%
Five Years Ended 4/30/00	—	—	—	—	—	—	4.92%	5.14%
Ten Years Ended 4/30/00	—	—	—	—	—	—	6.28%	6.39%
Inception*** to 4/30/00	4.16%	4.49%	4.01%	4.01%	4.16%	4.16%	—	—

*	Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 1.0%. The maximum CDSC on Class B and Class C shares is 1.0% and is reduced to 0% after one year.
**	At the close of business on February 14, 1997, there was a reorganization of Intermediate Government Bond in which Intermediate Government Bond changed its investment objective. As a result, the performance information for operations of Intermediate Government Bond prior to its reorganization may not be indicative of its performance following its reorganization.
***	Inception date of Class A, Class B and Class C shares is February 18, 1997.

Stockholder Rights

 Stockholders of Short Term U.S. Government are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Short Term U.S. Government does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of distribution arrangements; and (iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Short Term U.S. Government to be issued to Intermediate Government Bond stockholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Short Term U.S. Government Prospectus. Each share of Short Term U.S. Government common stock is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Intermediate Government Bond are substantially identical to those described above.

Dividends

 It is each Fund’s intention to distribute all of its net investment income, if any. Short Term U.S. Government distributes dividends from such net investment income at least monthly, whereas Intermediate Government Bond distributes dividends daily and reinvests monthly unless the stockholder elects to receive such dividends in cash. If in any fiscal year each Fund has net income from certain foreign currency transactions, such income will be distributed at least annually. Following the Reorganization, the Combined Fund shall distribute dividends from net investment income at least monthly.

Automatic Dividend Reinvestment Plan

 Each of the Funds offers its stockholders an Automatic Dividend Reinvestment Plan (the “Plan”) with substantially similar terms. Pursuant to the Plans, dividends will be automatically reinvested, without a sales charge, in additional full and fractional shares of the relevant Fund unless a stockholder has elected to receive such dividends in cash. For further information about the Plans, see “Stockholder Services — Automatic Dividend Reinvestment Plan” in the Short Term U.S. Government Statement.

After the Reorganization, an Intermediate Government Bond stockholder who has elected to receive dividends in cash will continue to receive dividends in cash; all other Intermediate Government Bond stockholders will have their dividends automatically reinvested in shares of the Combined Fund. However, if a stockholder owns shares of both Funds, after the Reorganization the stockholder’s election with respect to the dividends of Short Term U.S. Government will control unless the stockholder specifically elects a different option at that time.

19

Tax Information

 The tax consequences associated with investment in shares of Intermediate Government Bond are substantially similar to the tax consequences associated with investment in shares of Short Term U.S. Government. See “Your Account—Dividends and Taxes” in the Short Term U.S. Government Prospectus.

Portfolio Transactions

 The procedures for engaging in portfolio transactions are generally the same for both Intermediate Government Bond and Short Term U.S. Government. For a discussion of these procedures, see “Portfolio Transactions and Brokerage” in the Short Term U.S. Government Statement.

Portfolio Turnover

 Generally, neither Intermediate Government Bond nor Short Term U.S. Government purchases securities for short term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLIM. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rates for Intermediate Government Bond for its fiscal years ended October 31, 1998 and 1999 were 108.06% and 191.16%, respectively. The portfolio turnover rates for Short Term U.S. Government for its fiscal years ended May 31, 1999 and 2000 were 48.76% and 41.63%, respectively. A high portfolio turnover involves certain tax consequences, and correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions which are borne directly by the Fund such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount.

Additional Information

 Net Asset Value. Both Short Term U.S. Government and Intermediate Government Bond determine net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

Stockholder Services. Short Term U.S. Government offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. For a description of these services, see “Shareholder Services” in the Short Term U.S. Government Prospectus.

Custodian. The Bank of New York acts as custodian of the cash and securities of Short Term U.S. Government. The principal business address of The Bank of New York is 100 Church Street, 10th Floor, New York, New York 10286. It is presently anticipated that The Bank of New York will serve as the custodian of the Combined Fund. State Street Bank and Trust Company acts as custodian for Intermediate Government Bond. The principal business address of State Street Bank and Trust Company is P.O. Box 351, Boston, Massachusetts 02101.

Transfer Agent, Dividend Disbursing Agent and Stockholder Servicing Agent. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, an affiliate of MLIM, serves as the transfer agent, dividend disbursing agent and stockholder servicing agent with respect to each Fund (the “Transfer Agent”), at the same fee schedule, pursuant to separate agreements with each of the Funds. For the fiscal year ended May 31, 2000, Short Term U.S. Government paid the Transfer Agent fees totaling $82,965; for the fiscal year ended October 31, 1999, Intermediate Government Bond Fund paid the Transfer Agent fees totaling $65,344.

Capital Stock. Intermediate Government Bond has an authorized capital of an indefinite number of shares of beneficial interest, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D shares. Short Term U.S. Government has an authorized capital of 1,000,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D shares. Class A and Class C each consist of 100,000,000 shares, Class B consists of 600,000,000 shares and Class D consists of 200,000,000 shares. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Intermediate Government Bond are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Short Term U.S. Government except as described in “Comparison of the Funds — Redemption of Shares” and “Comparison of the Funds — Additional Information — Stockholder Services” above.

Stockholder Inquiries. Stockholder inquiries with respect to Intermediate Government Bond and Short Term U.S. Government may be addressed to either Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

20

THE REORGANIZATION

General

 Under the Agreement and Plan (attached hereto as Exhibit I), Short Term U.S. Government will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Intermediate Government Bond, in exchange solely for an equal aggregate value of shares to be issued by Short Term U.S. Government. Upon receipt by Intermediate Government Bond of such shares, Intermediate Government Bond will distribute the shares to its stockholders as described below.

Generally, the assets transferred by Intermediate Government Bond to Short Term U.S. Government will equal all investments of Intermediate Government Bond held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan) and all other assets of Intermediate Government Bond as of such time.

Intermediate Government Bond will distribute the shares of Short Term U.S. Government received by it pro rata to its stockholders in exchange for such stockholders’ proportional interests in Intermediate Government Bond. The shares of Short Term U.S. Government received by Intermediate Government Bond stockholders will be of the same class and have the same aggregate net asset value as each such stockholder’s interest in Intermediate Government Bond as of the Valuation Time (previously defined as the “Corresponding Shares”). (See “Terms of the Agreement and Plan — Valuation of Assets and Liabilities” for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Short Term U.S. Government in the names of all stockholders of Intermediate Government Bond, including stockholders holding Intermediate Government Bond shares in certificate form, and transferring to each stockholder’s account the Corresponding Shares of Short Term U.S. Government representing such stockholder’s interest previously credited to the account of Intermediate Government Bond. Stockholders holding Intermediate Government Bond shares in certificate form may receive certificates representing the Corresponding Shares of Short Term U.S. Government credited to their account in respect of such Intermediate Government Bond shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

Since the Corresponding Shares of Short Term U.S. Government will be issued at net asset value and the shares of Intermediate Government Bond will be valued at net asset value for the purposes of the exchange by the stockholders of Intermediate Government Bond of such shares for the Corresponding Shares, the holders of shares of Intermediate Government Bond will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a stockholder of Intermediate Government Bond or Short Term U.S. Government would hold a reduced percentage of ownership in the Combined Fund than he or she held in Intermediate Government Bond or Short Term U.S. Government prior to the Reorganization.

Procedure

 On June 6, 2000, the Board of Trustees of Intermediate Government Bond, including all of the Trustees who are not “interested persons,” as defined by the Investment Company Act, approved the Agreement and Plan and the submission of such Agreement and Plan to Intermediate Government Bond stockholders for approval. The Board of Directors of Short Term U.S. Government, including all of the Directors who are not interested persons, also approved the Agreement and Plan on June 6, 2000.

If the stockholders of Intermediate Government Bond approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the fourth calendar quarter of 2000.

The Board of Trustees of Intermediate Government Bond recommends that Intermediate Government Bond stockholders approve the Agreement and Plan.

Terms of the Agreement and Plan

The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, attached hereto as Exhibit I.

 Valuation of Assets and Liabilities. The respective assets of Intermediate Government Bond and Short Term U.S. Government will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under “Your Account — How Shares are Priced” in the Short Term U.S. Government Prospectus. Purchase orders for Intermediate Government Bond shares which have not been confirmed as of the

21

Valuation Time will be treated as assets of Intermediate Government Bond for purposes of the Reorganization; redemption requests with respect to Intermediate Government Bond shares which have not settled as of the Valuation Time will be treated as liabilities of Intermediate Government Bond for purposes of the Reorganization.

 Distribution of Short Term U.S. Government Shares. On the next full business day following the Valuation Time (the “Exchange Date”), Short Term U.S. Government will issue to Intermediate Government Bond a number of Corresponding Shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Intermediate Government Bond as of the Valuation Time. Each holder of Intermediate Government Bond shares will receive, in exchange for his or her proportionate interest in Intermediate Government Bond, Corresponding Shares of Short Term U.S. Government of the same class and having the same aggregate net asset value as the Intermediate Government Bond shares held by such stockholder as of the Valuation Time.

Expenses. Each Fund will bear all expenses attributable solely to the conduct of its own business. Short Term U.S. Government as the surviving Fund shall pay, subsequent to the Exchange Date, so as to be borne equally and exclusively on a per share basis by the stockholders of each Fund, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation of the Agreement and Plan, the preparation and distribution of the N-14 Registration Statement (including this Proxy Statement and Prospectus), the cost of preparing and filing the ruling request with the Internal Revenue Service, other filing fees, legal and accounting fees, printing costs, Transfer Agent fees, and any similar expenses incurred in connection with the Reorganization.

As of the date of this Proxy Statement and Prospectus, the total expenses associated with the Reorganization are expected to be approximately $241,000.

Required Approvals. Under Intermediate Government Bond’s Declaration of Trust (as amended to date) and relevant Massachusetts law, approval of the Agreement and Plan requires the affirmative vote of Intermediate Government Bond Fund stockholders representing two-thirds of the outstanding shares entitled to be cast thereon.

 Deregistration and Dissolution. Following the transfer of the assets and liabilities of Intermediate Government Bond to Short Term U.S. Government and the distribution of Corresponding Shares of Short Term U.S. Government to Intermediate Government Bond stockholders, Intermediate Government Bond will terminate its registration under the Investment Company Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

Amendments and Conditions. The Agreement and Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Intermediate Government Bond and Short Term U.S. Government pursuant to the Agreement and Plan are subject to various conditions, including the approval by Short Term U.S. Government stockholders of certain amendments to the Short Term U.S. Government investment objective and policies, a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Intermediate Government Bond stockholders, a favorable IRS ruling or an opinion of counsel being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Intermediate Government Bond and Short Term U.S. Government being confirmed by the respective parties.

Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the Intermediate Government Bond stockholders, prior to the Exchange Date, or the Exchange Date may be postponed: (i) by mutual consent of the Board of Trustees of Intermediate Government Bond and the Board of Directors of Short Term U.S. Government; (ii) by the Board of Trustees of Intermediate Government Bond if any condition to Intermediate Government Bond’s obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Short Term U.S. Government if any condition to Short Term U.S. Government’s obligations has not been fulfilled or waived by such Board.

Potential Benefits to Stockholders as a Result of the Reorganization

 The Board of Trustees of Intermediate Government Bond has determined that Intermediate Government Bond stockholders are likely to benefit from the Reorganization. First, following the Reorganization, Intermediate Government Bond stockholders will remain invested in an open-end fund that has investment objectives and policies similar, though not identical, to that of Intermediate Government Bond. In addition, Intermediate Government Bond stockholders are likely to experience certain additional benefits, including lower expenses per share and economies of scale.

22

 Specifically, after the Reorganization, the total operating expenses of the Combined Fund as a percentage of net assets, are estimated to be less than the current operating expenses for Intermediate Government Bond. See “Summary — Pro Forma Fee Tables.” In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Intermediate Government Bond stockholders. To illustrate the potential economies of scale for Intermediate Government Bond, the table below shows the operating expense ratio of each class of shares of each Fund and of the Combined Fund as of April 28, 2000.

	Operating Expense Ratio
Class of Shares	Short- Term U.S. Government	Intermediate Government Bond		Combined Fund**
A	0.89%	0.87%		0.70%
B	1.29%	1.37%		1.10%
C	1.29%	1.37%	*	1.10%
D	0.99%	0.97%		0.80%

*	The Distributor has voluntarity waived payment of the Class C distribution fee (0.25%). Such waiver may be discontinued or reduced at any time without notice.
**	Following the Reorganization, MLIM intends to voluntarily waive a portion of the investment advisory fee due from the Combined Fund to the extent necessary to limit the Operating Expense Ratio of each class of shares of the Combined Fund as follows: 0.65% for Class A shares, 1.05% for Class B shares, 1.05% for Class C shares and 0.75% for Class D shares. MLIM may reduce or discontinue this waiver at any time without notice.

The following table sets forth (i) the net assets of Intermediate Government Bond as of the last five fiscal year ends and as of July 31, 2000 and (ii) the net assets of Short Term U.S. Government as of the last five fiscal year ends and as of July 31, 2000.

Net Assets for the Dates Indicated
U.S. Short Term	Net Assets	Intermediate Government Bond	Net Assets
As of July 31, 2000	$ 75,984,281	As of July 31, 2000	$75,514,312
As of May 31, 1999	$ 89,486,012	As of October 31, 1999	$92,907,008
As of May 31, 1998	$109,791,670	As of October 31, 1998	$80,961,586
As of May 31, 1997	$124,907,786	As of October 31, 1997	$30,105,790
As of May 31, 1996	$153,545,830	As of October 31, 1996	$47,281,220
As of May 31, 1995	$221,080,542	As of October 31, 1995	$65,138,719

MLIM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Intermediate Government Bond stockholders.

 Based on the foregoing, the Board of Trustees of Intermediate Government Bond concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Trustees of Intermediate Government Bond and the Board of Directors of Short Term U.S. Government determined that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization.

Tax Consequences of the Reorganization

 Summary. As discussed below, the Reorganization is structured to insure that neither Intermediate Government Bond, Short Term U.S. Government nor the stockholders of Intermediate Government Bond will recognize a gain or loss on the transaction. In addition, Intermediate Government Bond shareholders' basis in the Short Term U.S. Government shares received will be the same as the basis in the Intermediate Government Bond shares exchanged.

Intermediate Government Bond has significant net operating losses, and other losses. Generally, Short Term U.S. Government will be able to use these losses as an offset against future income. However, the Code may apply some restrictions as to the timing and use of these losses, which could reduce the benefit of these attributes to Short Term U.S. Government.

23

 General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”). Intermediate Government Bond and Short Term U.S. Government have elected and qualified for the special tax treatment afforded “regulated investment companies” under the Code, and Short Term U.S. Government intends to continue to so qualify after the Reorganization. Intermediate Government Bond and Short Term U.S. Government have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the transfer of substantially all of the assets of Intermediate Government Bond to Short Term U.S. Government in exchange solely for shares of Short Term U.S. Government as provided in the Agreement and Plan will constitute a reorganization, and Intermediate Government Bond and Short Term U.S. Government will each be deemed to be a “party” to the reorganization; (ii) Intermediate Government Bond will not recognize any gain or loss as a result of the asset transfer solely in exchange for Short Term U.S. Government shares or on the distribution of the Short Term U.S. Government stock to Intermediate Government Bond stock-holders; (iii) Short Term U.S. Government will not recognize any gain or loss on the receipt of assets of Intermediate Government Bond in exchange for Short Term U.S. Government shares; (iv) the stockholders of Intermediate Government Bond will not recognize any gain or loss on the receipt of Corresponding Shares of Short Term U.S. Government in exchange for their shares of Intermediate Government Bond; (v) the tax basis of the Intermediate Government Bond assets in the hands of Short Term U.S. Government will be the same as the tax basis of such assets in the hands of Intermediate Government Bond immediately prior to the consummation of the Reorganization; (vi) immediately after the Reorganization, the tax basis of the Corresponding Shares of Short Term U.S. Government received by the stockholders of Intermediate Government Bond in the Reorganization will be equal to the tax basis of the shares of Intermediate Government Bond surrendered in exchange; (vii) a stockholder’s holding period for the Corresponding Shares of Short Term U.S. Government will be determined by including the period for which such stockholder held the shares of Intermediate Government Bond exchanged therefor, provided that such Intermediate Government Bond shares were held as a capital asset; (viii) Short Term’s U.S. Government’s holding period with respect to the Intermediate Government Bond assets transferred will include the period for which such assets were held by Intermediate Government Bond; and (ix) the taxable year of Intermediate Government Bond will end on the effective date of the Reorganization, and Short Term U.S. Government will succeed to and take into account certain tax attributes of Intermediate Government Bond, such as earnings and profits, capital loss carryovers and method of accounting.

Under Section 381(a) of the Code, Short Term U.S. Government will succeed to and take into account certain tax attributes of Intermediate Government Bond including, but not limited to, earnings and profits, any net operating loss carryovers, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of net operating losses, capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to Short Term U.S. Government. Short Term U.S. Government and Intermediate Government Bond have significant net realized capital losses. After the Reorganization, Intermediate Government Bond stockholders may benefit from the ability of Short Term U.S. Government to offset these capital losses against its realized capital gains, if any, subject to certain limitations. As a result of the Reorganization, however, the benefit of offsetting these capital losses may be diluted for stockholders of Short Term U.S. Government.

Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

 Status as a Regulated Investment Company. Both Intermediate Government Bond and Short Term U.S. Government have elected and qualified to be taxed as regulated investment companies under Sections 851-855 of the Code, and after the Reorganization, Short Term U.S. Government intends to continue to operate so as to qualify as a regulated investment company. Following the liquidation and dissolution of Intermediate Government Bond and distribution of shares of Short Term U.S. Government to Intermediate Government Bond stockholders, Intermediate Government Bond will terminate its registration under the Investment Company Act and its organization under Massachusetts law.

Appraisal Rights

 Intermediate Government Bond is a Massachusetts business trust. As described in more detail below, shareholders may have statutory appraisal rights for their shares, if the proposed Reorganization is approved by the stockholders of Intermediate Government Bond at the Meeting and effected by Intermediate Government Bond.

24

In order for a stockholder to exercise his or her statutory rights, the stockholder must (1) file with Intermediate Government Bond before the taking of the vote on the approval of the Agreement and Plan, a written objection to the proposed Reorganization stating that he or she intends to demand payment for his or her shares if the Reorganization takes place, (2) not vote in favor of the Agreement and Plan and (3) demand payment for his or her shares and an appraisal of the value thereof in writing from Short Term U.S. Government within twenty days after the date of mailing to the stockholder of notice that the Reorganization has become effective. A vote against the Reorganization or the execution of a proxy directing such a vote will not satisfy the requirements of those provisions. A failure to vote against the Reorganization will not constitute a waiver of such rights. Intermediate Government Bond takes the position that, if available, this statutory right of appraisal may be exercised only by stockholders of record.

 Intermediate Government Bond and any such stockholders shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98 inclusive, of Chapter 156B of the General Laws of Massachusetts. In the event that any stockholder elects to exercise his or her statutory right of appraisal under Massachusetts law, it is the present intention of Short Term U.S. Government to petition a court of competent jurisdiction to determine whether such right of appraisal has been superseded by the provisions of Rule 22c-1 under the Investment Company Act, which generally requires mutual funds to redeem their shares at prices based upon the then current net asset value of such shares. In such event, a dissenting stockholder may not receive any payment until disposition of any such court proceeding.

For Federal income tax purposes, dissenting stockholders obtaining payment for their shares will recognize gain or loss measured by the difference between any such payment and the tax basis for their shares. Stockholders are advised to consult their personal tax advisers as to the tax consequences of dissenting.

Capitalization

 The following table sets forth as of May 31, 2000: (i) the capitalization of Intermediate Government Bond, (ii) the capitalization of Short Term U.S. Government and (iii) the capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

Pro Forma Capitalization of Short Term U.S. Government, Intermediate Government Bond and Combined Fund as of May 31, 2000


Short Term U.S. Government
	Class A	Class B	Class C	Class D
Total Net Assets:	$1,147,243	$54,125,522	$12,399,966	$11,465,943
Shares Outstanding:	121,582	5,754,808	1,318,391	1,219,610
Net Asset Value Per Share:	$9.44	$9.41	$9.41	$9.40

Intermediate Government Bond
	Class A	Class B	Class C	Class D
Total Net Assets:	$25,595,405	$24,344,103	$1,905,004	$23,913,625
Shares Outstanding:	2,792,942	2,656,502	208,030	2,609,767
Net Asset Value Per Share:	$9.16	$9.16	$9.16	$9.16

Combined Fund*
	Class A	Class B	Class C	Class D
Total Net Assets:	$26,701,040	$78,347,536	$14,282,713	$35,324,522
Shares Outstanding:	2,834,104	8,343,155	1,520,936	3,763,253
Net Asset Value Per Share:	$9.42	$9.39	$9.39	$9.39

*	Total Net Assets and Net Asset Value Per Share include the aggregate value of the net assets of Intermediate Government Bond that would have been transferred to Short Term U.S. Government had the Reorganization been consummated on May 31, 2000. Total Net Assets reflects the charge for estimated Reorganization expenses of $241,000. No assurance can be given as to how many shares of Short Term U.S. Government the Intermediate Government Bond stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Short Term U.S. Government that actually will be received by Intermediate Government Bond stockholders on or after such date.

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INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

 The Meeting will be held on November 21, 2000, at the offices of MLIM, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m., Eastern time.

Solicitation, Revocation and Use of Proxies

 A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Intermediate Government Bond. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the Agreement and Plan.

It is not anticipated that any matters other than the adoption of the Agreement and Plan will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

     Only holders of record of shares of Intermediate Government Bond at the close of business on
October 6, 2000 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 8,101,573 shares of beneficial interest of Intermediate Government Bond issued and outstanding and entitled to vote.

Security Ownership of Certain Beneficial Owners and Management of Intermediate Government Bond and Short Term U.S. Government

To the knowledge of Intermediate Government Bond, the following persons or entities owned beneficially or of record 5% or more of a class of shares of Intermediate Government Bond outstanding on the Record Date.
Name	Address	Class	Percentage
Mr. Howard L. Simons and Mrs. Jean O. Simons TIC	2759 Porter Ct. Glenview, IL 60025	C	14.74%

MLPF&S CUST FPO FBO Charles D. McConnell	450 Wood Avenue SW# 3A Bainbridge, WA 98110	C	5.48%

Gladys G. Smith	1190 S. Orange Avenue Bartow, FL 33830	C	5.46%

MLPF&S CUST FPO FBO Edward J. Boado IRA	15006 Coral Sands Dr. Houston, TX 77062	C	5.13%

William C. Scheifley IND EXEC EST of Eber W Ephlin DCSD	P.O. Box 678 Sugar Land, TX 77487	D	7.19%

Hiway Federal Credit Union Attn: Mr. Jim Seifert	111 Empire Drive Saint Paul, MN 55103	D	7.04%

Merrill Lynch Asset Mgmt LP ATTN Donald C. Burke Treasurer	P.O. Box 9011 Princeton, NJ 08543-9011	D	6.56%


At the Record Date, the Trustees and officers of Intermediate Government Bond as a group (24 persons) owned an aggregate of less than 1% of the outstanding shares of Intermediate Government Bond and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

26

 To the knowledge of Short Term U.S. Government, the following persons or entities owned beneficially or of record 5% or more of a class of shares of Short Term U.S. Government outstanding on the Record Date.
Name	Address	Class	Percentage
Mr. Gregory M. Maunz	4 Jacob Drive West Windsor, NJ 08550	A	13.58%

CARN & Co. ING Savings Plan	P.O. Box 96211 Washington, D.C. 20090-6211	A	10.01%

Michael Normile and Eileen Normile JTWTROS	16 Park Square East Regent’s Park London NW1 4LH England	A	6.19%

ML Deferred Compensation 1997 Attn: Robert Zieser	265 Davidson Avenue Somerset, NJ 08873	A	5.74%

Merrill Lynch Trust Company Trustee FBO MLSIP Investment Account Attn: East Region	P.O. Box 30532 New Brunswick, NJ 08989	A	5.20%

NJH & MFA NUM 529 R and R as Escrow Agent for Court Towers BP Slavitt Assoc.	P.O. Box 327 West Orange, NJ 07052	C	6.06%

NJH & MFA NUM 793 R and R as Escrow Agent for Villa Victoria	637 S Clinton Avenue P.O. Box 18550 Trenton, NJ 08611	C	7.68%

NJH & MFA NUM 786 R and R as Escrow Agent for Maplewood Senior	P.O. Box 327 West Orange, NJ 07052	C	6.05%

NJH & MFA NUM 785 R and R as Escrow Agent for Boulevard Sr. Cit.	P.O. Box 327 West Orange, NJ 07052	C	5.25%

NJH & MFA NUM 578 as Escrow Agent for Mansions	637 S Clinton Ave. P.O. Box 18550 Trenton, NJ 08650	C	8.10%

NJH & MFA NUM 299 R and R as Escrow Agent for 130 Mickle Blvd., L.P Riverview Towers	637 S Clinton Ave P.O. Box 18550 Trenton, NJ 08611	C	8.10%
.
NJH & MFA NUM 458 R and R as Escrow Agent for Prospect Park	637 S Clinton Ave. P.O. Box 18550 Trenton, NJ 08650	C	6.07%

NJH & MFA NUM 407 R and R as Escrow Agent for Parkview Towers, L.L.C.	637 S Clinton Ave P.O. Box 18550 Trenton, NJ 08611	C	8.10%

NJH & MFA NUM 718 R and R as Escrow Agent for Grace West	P.O. Box 327 West Orange, NJ 07052	C	8.08%

Young Presidents’ Organization Inc. Attn: David Geron	451 S. Decker Drive #200 Irving, TX 75062	D	11.01%

Merrill Lynch Trust Company Trustee FBO Employees’ PS Retirement PL of D.D.I., Inc. Attn: Central Region	P.O. Box 30532 New Brunswick, NJ 08989	D	8.54%

27

Name	Address	Class	Percentage
WESTAT Attn: Peter Gill	1650 Research Blvd. Rockville, MD 20850	D	14.09%

Money PRCH Pension PLN Hills CL L. Peterson, M. Clark, G. Martin, Jr.	500 Galland Building 1221 Second Avenue Seattle, WA 98101	D	6.36%

PFT Sharing PLN HILLS CL L. Peterson, M. Clark, G. Martin, Jr.	500 Galland Building 1221 Second Avenue Seattle, WA 98101	D	6.58%

At the Record Date, the Directors and officers of Short Term U.S. Government as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Short Term U.S. Government and owned less than 1% of the outstanding shares of common stock of ML & Co.

Voting Rights and Required Vote

 For purposes of this Proxy Statement and Prospectus, each share of each class of Intermediate Government Bond is entitled to one vote. Approval of the Agreement and Plan requires the affirmative vote of Intermediate Government Bond stockholders representing two-thirds of the outstanding shares entitled to vote present in person or by proxy, with all shares voting as a single class. See “Agreement Plan of Reorganization — Appraisal Rights” and Exhibit II — Sections 86 through 98 of Chapter 156B of The Massachusetts General Laws (The Massachusetts Business Corporation Law) for a discussion of dissenters’ rights under Massachusetts Law.

A quorum for purposes of the Meeting consists of one-third of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Intermediate Government Bond’s stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan are not received from the stockholders of Intermediate Government Bond, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Intermediate Government Bond present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Intermediate Government Bond.

ADDITIONAL INFORMATION

 The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Short Term U.S. Government, the surviving fund after the Reorganization, so as to be borne equally and exclusively on a per share basis by the stockholders of each Fund. Short Term U.S. Government will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Intermediate Government Bond and will reimburse certain persons that Intermediate Government Bond may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Intermediate Government Bond. See “The Reorganization — Terms of the Agreement and Plan — Expenses.”

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Intermediate Government Bond. Intermediate Government Bond has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, 1-800-949-7551, to aid in the solicitation of proxies, at a cost to be borne by Intermediate Government Bond of approximately $5,000 plus aggregate out-of-pocket expenses.

Broker-dealer firms, including Merrill Lynch, holding shares of Intermediate Government Bond in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan.

28

 This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto, which Intermediate Government Bond and Short Term U.S. Government, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

Intermediate Government Bond and Short Term U.S. Government both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Intermediate Government Bond and Short Term U.S. Government can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Call 202-942-8090 for information on the operation of the public reference room. Copies of materials, other materials incorporated herein by reference and other information regarding the funds also can be obtained on the Commission’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

LEGAL PROCEEDINGS

 There are no material legal proceedings to which Intermediate Government Bond or Short Term U.S. Government is a party.

LEGAL OPINIONS

 Certain legal matters in connection with the Reorganization will be passed upon for Short Term U.S. Government by Brown & Wood LLP, One World Trade Center, New York, New York 10048 and for Intermediate Government Bond by Clifford Chance Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166. Clifford Chance Rogers & Wells LLP will rely as to matters of Massachusetts law on the opinion of Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110.

EXPERTS

 The financial highlights of Intermediate Government Bond and Short Term U.S. Government included in this Proxy Statement and Prospectus have been so included in reliance on the reports of Deloitte & Touche LLP (“D&T”), independent auditors, given on their authority as experts in auditing and accounting. The principal business address of D&T is Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400. D&T will serve as the independent auditors for the Combined Fund after the Reorganization.

STOCKHOLDER PROPOSALS

A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Intermediate Government Bond must be received by Intermediate Government Bond in a reasonable time before Intermediate Government Bond begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in Intermediate Government Bond’s proxy statement and form of proxy relating to the meeting.

By Order of the Board of Trustees, PHILLIP S. GILLESPIE Secretary, Merrill Lynch Intermediate Government Bond Fund

29

EXHIBIT I

AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of the 12th day of October, 2000, by and between Merrill Lynch Short Term U.S. Government Fund, Inc., a Maryland corporation (“Short Term U.S. Government”), and Merrill Lynch Intermediate Government Bond Fund, a Massachusetts business trust (“Intermediate Government Bond” and, together with Short Term U.S. Government, the “Funds”).

PLAN OF REORGANIZATION

 The reorganization will comprise the acquisition by Short Term U.S. Government of substantially all of the assets, and the assumption of substantially all of the liabilities, of Intermediate Government Bond in exchange solely for an equal aggregate value of newly issued shares, with a par value of $.10 per share, of Short Term U.S. Government and the subsequent distribution of Corresponding Shares (defined below) of Short Term U.S. Government to the shareholders of Intermediate Government Bond in exchange for their shares of beneficial interest, par value $.10 per share, of Intermediate Government Bond, in liquidation of Intermediate Government Bond, all upon and subject to the terms hereinafter set forth (the “Reorganization”).

In the course of the Reorganization, shares of Short Term U.S. Government will be distributed to Intermediate Government Bond shareholders as follows: each holder of Intermediate Government Bond shares will be entitled to receive the same class of shares of Short Term U.S. Government (i.e., Class A, Class B, Class C or Class D) (the “Corresponding Shares”) as he or she held in Intermediate Government Bond immediately prior to the Reorganization. The same or lower distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any, shall apply to the Corresponding Shares as applied to shares of Intermediate Government Bond immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Short Term U.S. Government to be received by each shareholder of Intermediate Government Bond will equal the aggregate net asset value of the Intermediate Government Bond shares owned by such shareholder on the Exchange Date (defined below). In consideration therefor, on the Exchange Date, Short Term U.S. Government shall acquire substantially all of Intermediate Government Bond’s assets and assume substantially all of Intermediate Government Bond’s obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision.

As promptly as practicable after the consummation of the Reorganization, Intermediate Government Bond shall be dissolved in accordance with the laws of the Commonwealth of Massachusetts and will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

AGREEMENT

 In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Short Term U.S. Government and Intermediate Government Bond hereby agree as follows:

1. Representations and Warranties of Short Term U.S. Government.

Short Term U.S. Government represents and warrants to, and agrees with, Intermediate Government Bond that:

(a) Short Term U.S. Government is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Short Term U.S. Government has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Short Term U.S. Government is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-6304), and such registration has not been revoked or rescinded and is in full force and effect. Short Term U.S. Government has elected and qualified for the special tax treatment

I-1

afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

 (c) An unaudited statement of assets and liabilities of Short Term U.S. Government and an unaudited schedule of investments of Short Term U.S. Government, each as of the Valuation Time (defined below), will be furnished to Intermediate Government Bond at or prior to the Exchange Date for the purpose of determining the number of shares of Short Term U.S Government to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Short Term U.S. Government as of the Valuation Time in accordance with accounting principles generally accepted in the United States of America applied on a consistent basis.

(d) Intermediate Government Bond has been furnished with Short Term U.S. Government’s Annual Report to Stockholders for the year ended May 31, 2000 and the financial statements appearing therein fairly present the financial position of Short Term U.S. Government as of the dates indicated in accordance with accounting principles generally accepted in the United States of America applied on a consistent basis.

(e) Intermediate Government Bond has been furnished with the prospectus and statement of additional information of Short Term U.S. Government, each dated September 29, 2000, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) Short Term U.S. Government has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Short Term U.S. Government, threatened against it which assert liability on the part of Short Term U.S. Government or which materially affect its financial condition or its ability to consummate the Reorganization. Short Term U.S. Government is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) Short Term U.S. Government is not a party to or obligated under any provision of its Articles of Incorporation, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

(i) There are no material contracts outstanding to which Short Term U.S. Government is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Intermediate Government Bond prior to the Valuation Time.

(j) Short Term U.S. Government has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since the date of Short Term U.S. Government’s most recent annual or semi-annual report to stockholders; and those incurred in connection with the Reorganization. As of the Valuation Time, Short Term U.S. Government will advise Intermediate Government Bond in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Short Term U.S. Government of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(l) The registration statement filed by Short Term U.S. Government on Form N-14 relating to the shares of Short Term U.S. Government to be issued pursuant to this Agreement, which includes the proxy statement of Intermediate Government Bond and the prospectus of Short Term U.S. Government with respect to the transaction contemplated herein, and any supplement, or amendment thereto or to the documents therein (as

I-2

amended, the “N-14 Registration Statement”), on its effective date, at the time of the shareholders’ meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Short Term U.S. Government (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Short Term U.S. Government for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(m) Short Term U.S. Government is authorized to issue 1,000,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class C each consist of 100,000,000 shares, Class B consists of 600,000,000 shares and Class D consists of 200,000,000 shares; each outstanding share is fully paid and non-assessable and has full voting rights.

(n) Short Term U.S. Government shares to be issued to Intermediate Government Bond pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Short Term U.S. Government will have any preemptive right of subscription or purchase in respect thereof.

(o) At or prior to the Exchange Date, Short Term U.S. Government shares to be transferred to Intermediate Government Bond for distribution to the shareholders of Intermediate Government Bond on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Intermediate Government Bond presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p) At or prior to the Exchange Date, Short Term U.S. Government will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the shares of Short Term U.S. Government to Intermediate Government Bond.

2. Representations and Warranties of Intermediate Government Bond.

 Intermediate Government Bond represents and warrants to, and agrees with, Short Term U.S. Government that:

(a) Intermediate Government Bond is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. Intermediate Government Bond has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) Intermediate Government Bond is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-4839), and such registration has not been revoked or rescinded and is in full force and effect. Intermediate Government Bond has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify for its taxable year ending upon liquidation.

 (c) As used in this Agreement, the term “Investments” shall mean (i) the investments of Intermediate Government Bond shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Short Term U.S. Government, and (ii) all other assets owned by Intermediate Government Bond or liabilities incurred as of the Valuation Time.

(d) Intermediate Government Bond has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

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 (e) Short Term U.S. Government has been furnished with a statement of assets and liabilities and a schedule of investments of Intermediate Government Bond, each as of October 31, 1999, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Intermediate Government Bond and an unaudited schedule of investments of Intermediate Government Bond, each as of the Valuation Time, will be furnished to Short Term U.S. Government at or prior to the Exchange Date for the purpose of determining the number of shares of Short Term U.S. Government to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Intermediate Government Bond as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

(f) Short Term U.S. Government has been furnished with Intermediate Government Bond’s Annual Report to Shareholders for the year ended October 31, 1999 and Semi-Annual Report to Shareholders for the six-month period ended April 30, 2000, and the financial statements appearing therein fairly present the financial position of Intermediate Government Bond as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(g) Short Term U.S. Government has been furnished with the prospectus and statement of additional information of Intermediate Government Bond, each dated February 1, 2000, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Intermediate Government Bond, threatened against it which assert liability on the part of Intermediate Government Bond or which materially affect its financial condition or its ability to consummate the Reorganization. Intermediate Government Bond is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

 (i) There are no material contracts outstanding to which Intermediate Government Bond is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Short Term U.S. Government prior to the Valuation Time.

(j) Intermediate Government Bond is not a party to or obligated under any provision of its Declaration of Trust, as amended, or its by-laws or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

 (k) Intermediate Government Bond has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since its most recent annual or semi-annual report to shareholders and those incurred in connection with the Reorganization. As of the Valuation Time, Intermediate Government Bond will advise Short Term U.S. Government in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(l) Intermediate Government Bond has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Intermediate Government Bond have been adequately provided for on its books, and no tax deficiency or liability of Intermediate Government Bond has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

 (m) At both the Valuation Time and the Exchange Date, Intermediate Government Bond will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Intermediate Government Bond will have good and marketable title to all of the Investments, and Short Term U.S. Government will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

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(n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Intermediate Government Bond of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(o) The N-14 Registration Statement, on its effective date, at the time of the shareholders’ meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Intermediate Government Bond (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Intermediate Government Bond for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

(p) Intermediate Government Bond is authorized to issue an indefinite number of shares of beneficial interest, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D shares; each outstanding share is fully paid and nonassessable and has full voting rights.

 (q) The books and records of Intermediate Government Bond made available to Short Term U.S. Government and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Intermediate Government Bond.

(r) Intermediate Government Bond will not sell or otherwise dispose of any of the shares of Short Term U.S. Government to be received in the Reorganization, except in distribution to the shareholders of Intermediate Government Bond.

3. The Reorganization.

 (a) Subject to receiving the requisite approval of the shareholders of Intermediate Government Bond, and to the other terms and conditions contained herein, Intermediate Government Bond agrees to convey, transfer and deliver to Short Term U.S. Government and Short Term U.S. Government agrees to acquire from Intermediate Government Bond, on the Exchange Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Intermediate Government Bond, and assume substantially all of the liabilities of Intermediate Government Bond, in exchange solely for that number of shares of Short Term U.S. Government provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable on or after the Exchange Date, Intermediate Government Bond will distribute all shares of Short Term U.S. Government received by it to its shareholders in exchange for their corresponding Intermediate Government Bond shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Short Term U.S. Government in the amounts due the shareholders of Intermediate Government Bond based on their respective holdings in Intermediate Government Bond as of the Valuation Time.

(b) Intermediate Government Bond will pay or cause to be paid to Short Term U.S. Government any interest or dividends it receives on or after the Exchange Date with respect to the Investments transferred to Intermediate Government Bond hereunder.

(c) The Valuation Time shall be 4:00 P.M., Eastern time, on December 15, 2000, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) Short Term U.S. Government will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Intermediate Government Bond, except that recourse for such liabilities will be limited to the net assets of Intermediate Government Bond acquired by Short Term U.S. Government. The known liabilities of Intermediate Government Bond as of the Valuation Time shall be confirmed in writing to Short Term U.S. Government by Intermediate Government Bond pursuant to Section 2(k) of this Agreement.

(e) Short Term U.S. Government and Intermediate Government Bond will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Intermediate Government Bond to Short Term U.S. Government.

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(f) Intermediate Government Bond will be dissolved following the Exchange Date by filing a Certificate of Termination with the Commonwealth of Massachusetts.

(g) As promptly as practicable after the liquidation of Intermediate Government Bond pursuant to the Reorganization, Intermediate Government Bond shall terminate its registration under the 1940 Act.

4. Issuance and Valuation of Shares of Short Term U.S. Government in the Reorganization.

Full shares of Short Term U.S. Government, and to the extent necessary, fractional shares of Short Term U.S. Government, of an aggregate net asset value equal to the net asset value of the assets of Intermediate Government Bond acquired, determined as hereinafter provided, reduced by the amount of liabilities of Intermediate Government Bond assumed by Short Term U.S. Government, shall be issued by Short Term U.S. Government in exchange for such assets of Intermediate Government Bond. The net asset value of Intermediate Government Bond and Short Term U.S. Government shall be determined in accordance with the procedures described in the prospectus of Short Term U.S. Government in effect as of the Valuation Time. Such valuation and determination shall be made by Short Term U.S. Government in cooperation with Intermediate Government Bond. Short Term U.S. Government shall issue its Class A, Class B, Class C and Class D shares to Intermediate Government Bond in certificates or share deposit receipts (one in respect of each class) registered in the name of Intermediate Government Bond. Intermediate Government Bond shall distribute Corresponding Shares of Short Term U.S. Government to its stockholders by redelivering such certificates to Financial Data Services, Inc.

5. Payment of Expenses.

 (a) With respect to expenses incurred in connection with the Reorganization, (i) each Fund shall pay all expenses incurred that are attributable solely to such Fund and the conduct of its business, and (ii) Short Term U.S. Government shall pay, subsequent to the Exchange Date and pro rata according to each Fund’s net assets on the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement, the cost of preparing and filing a ruling request with the Internal Revenue Service, legal and accounting fees, printing costs, filing fees, Transfer Agent fees and any similar expenses incurred in connection with the Reorganization.

(b) If the Reorganization is not approved, these expenses will be allocated pro rata between the Funds according to the net asset value of the shares of each Fund on the date of the shareholder meeting referred to in Section 6(a) of this Agreement.

(c) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6. Covenants of Short Term U.S. Government and Intermediate Government Bond.

(a) Intermediate Government Bond agrees to call a special meeting of the shareholders of Intermediate Government Bond to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of two-thirds of the shares of Intermediate Government Bond issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

 (b) Short Term U.S. Government and Intermediate Government Bond each covenants to operate the business of Short Term U.S. Government and Intermediate Government Bond, respectively, as presently conducted between the date hereof and the Exchange Date.

(c) Intermediate Government Bond agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Short Term U.S. Government shares other than to the shareholders of Intermediate Government Bond and without first paying or adequately providing for the payment of all of Intermediate Government Bond’s liabilities not assumed by Short Term U.S. Government, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

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(d) Intermediate Government Bond undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Intermediate Government Bond has ceased to be a registered investment company.

 (e) Short Term U.S. Government will file the N-14 Registration Statement with the Securities and Exchange Commission (the “Commission”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Short Term U.S. Government and Intermediate Government Bond agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(f) Short Term U.S. Government has no plan or intention to sell or otherwise dispose of the assets of Intermediate Government Bond to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

(g) Intermediate Government Bond and Short Term U.S. Government each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Short Term U.S. Government agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Intermediate Government Bond for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Intermediate Government Bond shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Intermediate Government Bond with respect to Intermediate Government Bond’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Intermediate Government Bond (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Intermediate Government Bond to the extent such expenses have been accrued by Intermediate Government Bond in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Investment Managers, L.P. (“MLIM”) at the time such tax returns and Forms 1099 are prepared.

(h) Intermediate Government Bond agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

 (i) Following the consummation of the Reorganization, Short Term U.S. Government expects to stay in existence and continue its business as a diversified, open-end management investment company registered under the 1940 Act.

7. Exchange Date.

 (a) Delivery of the assets of Intermediate Government Bond to be transferred, together with any other Investments, and the Short Term U.S. Government shares to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Intermediate Government Bond and Short Term U.S. Government, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.” To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Intermediate Government Bond shall cause such Investments to be transferred to Short Term U.S. Government’s account with The Bank of New York at the earliest practicable date thereafter.

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     (b) Intermediate Government Bond will deliver to Short Term U.S. Government on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Short Term U.S. Government hereunder, certified by Deloitte & Touche LLP.

(c) As soon as practicable after the close of business on the Exchange Date, Intermediate Government Bond shall deliver to Short Term U.S. Government a list of the names and addresses of all of the shareholders of record of Intermediate Government Bond on the Exchange Date and the number of shares of Intermediate Government Bond owned by each such shareholder, certified to the best of their knowledge and belief by the transfer agent for Intermediate Government Bond or by its President.

8. Intermediate Government Bond Conditions.

The obligations of Intermediate Government Bond hereunder shall be subject to the following conditions:


 (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of Intermediate Government Bond and by the affirmative vote of the holders of two-thirds of the shares of Intermediate Government Bond, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of Short Term U.S. Government; and that Short Term U.S. Government shall have delivered to Intermediate Government Bond a copy of the resolution approving this Agreement adopted by Short Term U.S. Government’s Board of Directors, certified by the Secretary of Short Term U.S. Government.

(b) That Short Term U.S. Government shall have furnished to Intermediate Government Bond a statement of Short Term U.S. Government’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Short Term U.S. Government’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Short Term U.S. Government’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Short Term U.S. Government since the date of Short Term U.S. Government’s most recent annual or semi-annual report to stockholders, other than changes in its portfolio securities since the date of such report or changes in the market value of its portfolio securities.

(c) That Short Term U.S. Government shall have furnished to Intermediate Government Bond a certificate signed by Short Term U.S. Government’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Short Term U.S. Government made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Short Term U.S. Government has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That Intermediate Government Bond shall have received an opinion of Brown & Wood LLP, as counsel to Short Term U.S. Government, in form and substance satisfactory to Intermediate Government Bond and dated the Exchange Date, to the effect that (i) Short Term U.S. Government is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Short Term U.S. Government to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and fully paid and nonassessable by Short Term U.S. Government, and no stockholder of Short Term U.S. Government has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of Short Term U.S. Government or, to the best of such counsel’s knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by Short Term U.S. Government, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Maryland law or the Articles of Incorporation, the by-laws, or any agreement (known to such counsel) to which Short Term U.S. Government is a party or by which Short Term

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U.S. Government is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (v) to the best of such counsel’s knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Short Term U.S. Government of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vi) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (vii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (viii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (ix) Short Term U.S. Government, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where Short Term U.S. Government has so qualified or the failure so to qualify would not have a material adverse effect on Short Term U.S. Government or its stockholders; (x) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Short Term U.S. Government, the unfavorable outcome of which would materially and adversely affect Short Term U.S. Government; (xi) all corporate actions required to be taken by Short Term U.S. Government to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Short Term U.S. Government; and (xii) such opinion is solely for the benefit of Intermediate Government Bond and its Trustees and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Short Term U.S. Government or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Short Term U.S. Government with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Short Term U.S. Government.

(f) That Intermediate Government Bond shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Brown & Wood LLP, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of Intermediate Government Bond to Short Term U.S. Government in exchange solely for shares of Short Term U.S. Government as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Intermediate Government Bond and Short Term U.S. Government will each be deemed to be a “party” to the Reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Intermediate Government Bond as a result of the asset transfer solely in exchange for Short Term U.S. Government shares or on the distribution of the Short Term U.S. Government stock to Intermediate Government Bond stockholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized to Short Term U.S. Government on the receipt of assets of Intermediate Government Bond in exchange for Short Term U.S. Government shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the shareholders of Intermediate Government Bond on the receipt of Corresponding Shares of Short Term U.S. Government in exchange for their shares of Intermediate Government Bond; (v) in accordance with Section 362(b) of the Code, the tax basis of the Intermediate Government Bond assets in the hands of Short Term U.S. Government will be the same as the tax basis of such assets in the hands of Intermediate Government Bond immediately prior to the consummation of

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the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Short Term U.S. Government received by the shareholders of Intermediate Government Bond in the Reorganization will be equal to the tax basis of the shares of Intermediate Government Bond surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a shareholder’s holding period for the Corresponding Shares of Short Term U.S. Government will be determined by including the period for which such shareholder held the shares of Intermediate Government Bond exchanged therefor, provided, that such Intermediate Government Bond shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, Short Term U.S. Government’s holding period with respect to the Intermediate Government Bond assets transferred will include the period for which such assets were held by Intermediate Government Bond; and (ix) the taxable year of Intermediate Government Bond will end on the effective date of the Reorganization, and pursuant to Section 381(a) of the Code and regulations thereunder, Short Term U.S. Government will succeed to and take into account certain tax attributes of Intermediate Government Bond, such as earnings and profits, capital loss carryovers and method of accounting.

(g) That all proceedings taken by Short Term U.S. Government and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Intermediate Government Bond.

(h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Short Term U.S. Government, be contemplated by the Commission.

     (i) That Intermediate Government Bond shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Intermediate Government Bond, to the effect that (i) they are independent public accountants with respect to Short Term U.S. Government within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Short Term U.S. Government included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Intermediate Government Bond and Short Term U.S. Government and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Short Term U.S. Government included in the N-14 Registration Statement, and inquiries of certain officials of Short Term U.S. Government responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, or (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements; and (iv) on the basis of limited procedures agreed upon by Intermediate Government Bond and Short Term U.S. Government and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Short Term U.S. Government appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Short Term U.S. Government or from schedules prepared by officials of Short Term U.S. Government having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Short Term U.S. Government or would prohibit the Reorganization.

(k) That Intermediate Government Bond shall have received from the Commission such orders or interpretations as Clifford Chance Rogers & Wells LLP, as counsel to Intermediate Government Bond, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization,

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provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

9. Short Term U.S. Government Conditions.

The obligations of Short Term U.S. Government hereunder shall be subject to the following conditions:


 (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of Intermediate Government Bond and by the affirmative vote of the holders of two-thirds of the shares of Intermediate Government Bond issued and outstanding and entitled to vote thereon, voting together as a single class; and that Intermediate Government Bond shall have delivered to Short Term U.S. Government a copy of the resolution approving this Agreement adopted by Intermediate Government Bond’s Board of Trustees, and a certificate setting forth the vote Intermediate Government Bond shareholders obtained, each certified by the Secretary of Intermediate Government Bond.

(b) That Intermediate Government Bond shall have furnished to Short Term U.S. Government a statement of Intermediate Government Bond’s assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Intermediate Government Bond’s behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Intermediate Government Bond’s President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Intermediate Government Bond since the date of Intermediate Government Bond’s most recent annual or semi-annual report to shareholders, other than changes in the Investments since the date of such report or changes in the market value of the Investments.

(c) That Intermediate Government Bond shall have furnished to Short Term U.S. Government a certificate signed by Intermediate Government Bond’s President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Intermediate Government Bond made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Intermediate Government Bond has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That Intermediate Government Bond shall have delivered to Short Term U.S. Government a letter from Delditte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Intermediate Government Bond for the period ended October 31, 1999 (which returns originally were prepared and filed by Intermediate Government Bond), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Intermediate Government Bond for the period covered thereby; and that for the period from November 1, 1999, to and including the Exchange Date and for any taxable year of Intermediate Government Bond ending upon the liquidation of Intermediate Government Bond, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from November 1, 1999, to and including the Exchange Date and for any taxable year of Intermediate Government Bond ending upon the liquidation of Intermediate Government Bond or that Intermediate Government Bond would not continue to qualify as a RIC for Federal income tax purposes for the tax years in question.

     (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (f) That Short Term U.S. Government shall have received an opinion of Clifford Chance Rogers & Wells LLP, as counsel to Intermediate Government Bond, in form satisfactory to Short Term U.S. Government and dated the Exchange Date, to the effect that (i) upon consummation of the Reorganization in accordance with the terms of this Agreement, Intermediate Government Bond will have duly transferred its assets and liabilities in accordance with this Agreement; (ii) to the best of such counsel’s knowledge, no consent, approval, authorization

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or order of any United States federal court or governmental authority is required for the consummation by Intermediate Government Bond of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iii) the proxy statement of Intermediate Government Bond contained in the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder insofar as those requirements relate to information regarding Intermediate Government Bond; (iv) insofar as those requirements relate to information regarding Intermediate Government Bond, the descriptions in the proxy statement contained in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (v) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of Intermediate Government Bond of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vi) to the knowledge of such counsel, Intermediate Government Bond is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on Intermediate Government Bond, or its shareholders; (vii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Intermediate Government Bond, the unfavorable outcome of which would materially and adversely affect Intermediate Government Bond; and (viii) such opinion is solely for the benefit of Short Term U.S. Government and its Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto insofar as it relates to Intermediate Government Bond contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement and prospectus included in the N-14 Registration Statement insofar as it relates to Intermediate Government Bond contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Intermediate Government Bond contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Clifford Chance Rogers & Wells LLP may state that it is relying on certificates of officers of Intermediate Government Bond with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Intermediate Government Bond and on the opinion of Bingham Dana LLP as to matters of Massachusetts law.

(g) That Short Term U.S. Government shall have received an opinion of Bingham Dana LLP, as Massachusetts counsel to Intermediate Government Bond, in form and substance satisfactory to Short Term U.S. Government and dated the Exchange Date, to the effect that (i) Intermediate Government Bond is a trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts; (ii) this Agreement has been duly authorized, executed and delivered by Intermediate Government Bond and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors’ rights generally and court decisions with respect thereto; provided such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of Massachusetts law, the Declaration of Trust or the by-laws, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization; (iv) Intermediate Government Bond has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Intermediate Government Bond will have duly transferred such assets in accordance with this Agreement; (v) to the best of such counsel’s knowledge, no filing or registration with, or consent, approval, authorization or order of any Massachusetts state court or governmental authority is required for the consummation by Intermediate Government Bond of the Reorganization, except such as have been obtained from the Board of Trustees and shareholders of Intermediate Government Bond and such as may be required under

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Massachusetts state securities law; (vi) all actions required to be taken by Intermediate Government Bond to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary actions on the part of Intermediate Government Bond; and (vii) such opinion is solely for the benefit of Short Term U.S. Government and its Directors and officers. In giving the opinion set forth above, Bingham Dana LLP may state that it is relying on certificates of officers of Intermediate Government Bond with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the valid existence and the good standing of Intermediate Government Bond.

(h) That Short Term U.S. Government shall have received a private letter ruling from the Internal Revenue Service or an opinion of Brown & Wood LLP with respect to the matters specified in Section 8(f) of this Agreement.

(i) That Short Term U.S. Government shall have received from Deloitte & Touche LLP a letter dated within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Short Term U.S. Government, to the effect that (i) they are independent public accountants with respect to Intermediate Government Bond within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Intermediate Government Bond included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Intermediate Government Bond and Short Term U.S. Government and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Intermediate Government Bond included in the N-14 Registration Statement, and inquiries of certain officials of Intermediate Government Bond responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Short Term U.S. Government and Intermediate Government Bond and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Intermediate Government Bond appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of Intermediate Government Bond or from schedules prepared by officials of Intermediate Government Bond having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

(j) That the Investments to be transferred to Short Term U.S. Government shall not include any assets or liabilities which Short Term U.S. Government, by reason of charter limitations or otherwise, may not properly acquire or assume.

(k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Intermediate Government Bond, be contemplated by the Commission.

(l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Intermediate Government Bond or would prohibit the Reorganization.

(m) That Short Term U.S. Government shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Short Term U.S. Government, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

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(n) That all proceedings taken by Intermediate Government Bond and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Short Term U.S. Government.

(o) That prior to the Exchange Date, Intermediate Government Bond shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Exchange Date.

10. Termination, Postponement and Waivers.

 (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Intermediate Government Bond) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Board of Trustees of Intermediate Government Bond and the Board of Directors of Short Term U.S. Government; (ii) by the Board of Trustees of Intermediate Government Bond if any condition of Intermediate Government Bond’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Short Term U.S. Government if any condition of Short Term U.S. Government’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2001, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Board of Trustees of Intermediate Government Bond and the Board of Directors of Short Term U.S. Government.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Intermediate Government Bond or Short Term U.S. Government or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

(d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of Intermediate Government Bond or the Board of Directors of Short Term U.S. Government, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken. In addition, the Board of Trustees of Intermediate Government Bond and the Board of Directors of Short Term U.S. Government have delegated to MLIM the ability to make non-material changes to the transaction if it deems it to be in the best interests of Intermediate Government Bond and Short Term U.S. Government to do so.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Intermediate Government Bond nor Short Term U.S. Government nor any of their officers, directors or trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent, or shareholder of Intermediate Government Bond or Short Term U.S. Government against any liability to the entity for which that officer, director or trustee, agent, or shareholder so acts or to its shareholders, to which that officer, director or trustee, agent, or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Board of Trustees of Intermediate Government Bond and the Board of Directors of Short Term U.S. Government to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Intermediate Government Bond unless such terms and conditions shall result in a change in the method of computing the number of shares of Short Term U.S. Government to be issued to Intermediate Government Bond in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of Intermediate Government Bond prior to the meeting at

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 which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Intermediate Government Bond promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Indemnification.

 (a) Intermediate Government Bond hereby agrees to indemnify and hold Short Term U.S. Government harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Short Term U.S. Government may incur or sustain by reason of the fact that (i) Short Term U.S. Government shall be required to pay any corporate obligation of Intermediate Government Bond, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Intermediate Government Bond which were omitted or not fairly reflected in the financial statements to be delivered to Short Term U.S. Government in connection with the Reorganization; (ii) any representations or warranties made by Intermediate Government Bond in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Intermediate Government Bond has been breached in any material respect; or (iv) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the shareholders of Intermediate Government Bond and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Intermediate Government Bond by Short Term U.S. Government.

(b) Short Term U.S. Government hereby agrees to indemnify and hold Intermediate Government Bond harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Intermediate Government Bond may incur or sustain by reason of the fact that (i) any representations or warranties made by Short Term U.S. Government in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Short Term U.S. Government has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to the shareholders of Intermediate Government Bond and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Short Term U.S. Government by Intermediate Government Bond.

(c) In the event that any claim is made against Short Term U.S. Government in respect of which indemnity may be sought by Short Term U.S. Government from Intermediate Government Bond under Section 11(a) of this Agreement, or in the event that any claim is made against Intermediate Government Bond in respect of which indemnity may be sought by Intermediate Government Bond from Short Term U.S. Government under Section 11(b) of this Agreement, then the party seeking indemnification (the “Indemnified Party”), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the “Indemnifying Party”). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Intermediate Government Bond and Short Term U.S. Government that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a “determination” as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term “assessment” shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

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12. Other Matters.

 (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Short Term U.S. Government will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED

and, further, that stop transfer instructions will be issued to Short Term U.S. Government’s transfer agent with respect to such shares. Intermediate Government Bond will provide Short Term U.S. Government on the Exchange Date with the name of any Intermediate Government Bond shareholder who is to the knowledge of Intermediate Government Bond an affiliate of Intermediate Government Bond on such date.

(b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

 (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Intermediate Government Bond or Short Term U.S. Government, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Terry K. Glenn, President.

(d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

 (e) Copies of the Articles of Incorporation of Short Term U.S. Government are on file with the State Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of Short Term U.S. Government.

(f) It is expressly agreed that the obligations of Intermediate Government Bond hereunder shall not be binding upon its Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of Intermediate Government Bond as provided in that Fund’s Declaration of Trust, as amended. The execution and delivery of this Agreement has been authorized by the Trustees of Intermediate Government Bond and signed by authorized officers of Intermediate Government Bond, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose liability on any of them personally, but shall bind only the trust property of Intermediate Government Bond, as provided in that Fund’s Declaration of Trust, as amended.

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This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.

By: /s/ DONALD C. BURKE (Donald C. Burke, Vice President and Treasurer)

Attest:
By:	/s/ PHILLIP S. GILLESPIE (PHILLIP S. GILLESPIE, Secretary)

MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND

By: /s/ DONALD C. BURKE (Donald C. Burke, Vice President and Treasurer)

Attest:
By:	/s/ PHILLIP S. GILLESPIE (PHILLIP S. GILLESPIE, Secretary)

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EXHIBIT II

SECTIONS 86 THROUGH 98 OF CHAPTER 156B OF THE MASSACHUSETTS GENERAL LAWS (THE MASSACHUSETTS BUSINESS CORPORATION LAW)

§ 86. Sections applicable to appraisal; prerequisites

If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before taking the vote of the stockholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

§ 87. Statement of rights of objecting stockholders in notice of meeting; form

The notice of the meeting of stockholders at which the approval of such proposed action to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

“If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts.”

§ 88. Notice of effectiveness of action objected to

The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

§ 89. Demand for payment; time for payment

If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

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§ 90. Demand for determination of value; bill in equity; venue

If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

§ 91. Parties to suit to determine value; service

If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

§ 92. Decree determining value and ordering payment; valuation date

After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of the instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

§ 93. Reference to special master

The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

§ 94. Notation on stock certificates of pendency of bill

On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

§ 95. Costs; interest

The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs

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of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

§ 96. Dividends and voting rights after demand for payment

Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote, approving the proposed corporate action) unless:

1) A bill shall not be filed within the time provided in section ninety;

2) A bill, if filed, shall be dismissed as to such stockholder; or

3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

§ 97. Status of shares paid for

The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

§ 98. Exclusive remedy; exception

The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude in the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.

II-3

STATEMENT OF ADDITIONAL INFORMATION

MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC. P.O. Box 9011 Princeton, New Jersey 08543-9011 (609) 282-2800

 This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Intermediate Government Bond Fund (“Intermediate Government Bond”) and Merrill Lynch Short Term U.S. Government Fund, Inc. (“Short Term U.S. Government”) dated October 13, 2000 (the “Proxy Statement and Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Short Term U.S. Government at 1-800-456-4587, ext. 123, or by writing to Short Term U.S. Government at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

Further information about Short Term U.S. Government is contained in and incorporated by reference to its Statement of Additional Information, dated September 29, 2000 which is incorporated by reference into and accompanies this Statement of Additional Information.

The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Intermediate Government Bond and Short Term U.S. Government, other material incorporated by reference and other information regarding Intermediate Government Bond and Short Term U.S. Government.

The date of this Statement of Additional Information is October 13, 2000.

TABLE OF CONTENTS

General Information	2
Financial Statements	2

GENERAL INFORMATION

 The stockholders of Intermediate Government Bond are being asked to approve the acquisition of substantially all of the assets of Intermediate Government Bond, and the assumption of substantially all of the liabilities of Intermediate Government Bond, by Short Term U.S. Government in exchange solely for an equal aggregate value of shares of Short Term U.S. Government (the “Reorganization”). Short Term U.S. Government is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Intermediate Government Bond to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on November 21, 2000, at 9:00 a.m., Eastern time.

For detailed information about the Reorganization, stockholders of Intermediate Government Bond should refer to the Proxy Statement and Prospectus. For further information about Short Term U.S. Government, stockholders should refer to Short Term U.S. Government’s Statement of Additional Information, dated September 29, 2000, which accompanies this Statement of Additional Information and is incorporated by reference herein.

FINANCIAL STATEMENTS

Pro forma financial statements reflecting consummation of the Reorganization are included herein.

Short Term U.S. Government

Audited financial statements and accompanying notes for the fiscal year ended May 31, 2000, and the independent auditor’s report thereon, dated July 3, 2000, of Short Term U.S. Government (formerly Merrill Lynch Adjustable Rate Securities Fund, Inc.) are incorporated herein by reference from its Annual Report to Stockholders, which accompanies this Statement of Additional Information.

Intermediate Government Bond

 Audited financial statements and accompanying notes for the fiscal year ended October 31, 1999, and the independent auditor’s report thereon, dated December 15, 1999, of Intermediate Government Bond are incorporated herein by reference from Intermediate Government Bond’s Annual Report to Stockholders, which accompanies this Statement of Additional Information. Unaudited financial statements and accompanying notes for the six months ended April 30, 2000 of Intermediate Government Bond are incorporated herein by reference from Intermediate Government Bond’s Semi-Annual Report to Stockholders, which also accompanies this Statement of Additional Information.

2

INDEX TO FINANCIAL STATEMENTS

Page
Combined Schedule of Investments for Merrill Lynch Short Term U.S. Government Fund, Inc. and Merrill Lynch Intermediate Government Bond Fund as of May 31, 2000 (unaudited)	F-1

Pro Forma Combined Statement of Assets and Liabilities for Merrill Lynch Short Term U.S. Government Fund, Inc. and Merrill Lynch Intermediate Government Bond Fund, as of May 31, 2000 (unaudited)	F-4

Pro Forma Combined Statement of Operations for Merrill Lynch Short Term U.S. Government
    Fund, Inc. and Merrill Lynch Intermediate Government Bond Fund, for the period June 1, 1999
to May 31, 2000 (unaudited)	F-6

Merrill Lynch Short Term U.S. Government Fund, Inc. Notes to Pro Forma Combined Financial Statements (unaudited)	F-7

3

COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.†† AND MERRILL LYNCH INTERMEDIATE OVERNMENT BOND FUND AS OF MAY 31, 2000 (UNAUDITED)

	Index	Face Amount	Issue	Short Term U.S. Government Fund	Intermediate Government Bond Fund	Pro Forma for Combined Fund

U.S. Short Term Government Mortgage Backed Obligations**	Certificate of Deposit Indexed Obligations	1,413,014	Federal National Mortgage Association, #307622, 8.135% due 4/01/2023	$ 1,455,179	$ —	$ 1,455,179

	Constant Maturity Treasury Indexed Obligations	1,176,584	Federal Home Loan Mortgage Corporation: #645073, 7.718% due 5/01/2015	1,176,821	—	1,176,821
		772,141	#607129, 6.848% due l/0l/2016	781,190	—	781,190
		3,595,003	#840032, 7.239% due 1/01/2019	3,652,312	—	3,652,312
		1,387,257	#606108, 7.625% due 9/01/2019	1,426,280	—	1,426,280
		1,544,843	#755194, 7.248% due 3/01/2020	1,567,768	—	1,567,768
		9,324,617	#846505, 7.64% due 6/01/2020	9,527,597	—	9,527,597
		61,384	#785173, 7.464% due 8/01/2020	62,171	—	62,171
		752,773	#845139, 7.643% due 3/01/2022	767,362	—	767,362
		2,495,305	#845535, 7.367% due 10/01/2023	2,560,182	—	2,560,182
		3,294,424	#755170, 7.633% due 8/01/2031	3,398,396	—	3,398,396
			Federal National Mortgage Association:
		5,680,616	#70169, 7.14% due 12/01/2018	5,773,009	—	5,773,009
		1,942,330	#142069, 7.243% due 12/01/2021	1,998,172	—	1,998,172
		1,600,569	#139312, 7.283% due 12/01/2021	1,653,413	—	1,653,413
		670,485	#181278, 6.684% due 9/01/2022	682,167	—	682,167
		2,043,158	#200009, 7.568% due 2/01/2023	2,132,873	—	2,132,873
		1,450,185	#291252, 7.143% due 8/01/2024	1,501,623	—	1,501,623
		324,630	#324905, 8.063% due 9/01/2025	333,211	—	333,211
			Government National Mortgage Association:
		4,536,707	#8089, 7.125% due l2/20/2022	4,532,940	—	4,532,940
		5,953,257	#8123, 7.375% due 1/20/2023	5,954,118	—	5,954,118
		2,675,000	#8217, 6.375% due 6/20/2023	2,677,514	—	2,677,514

	Cost of Funds Indexed Obligations	1,226,331	DLJ Mortgage Acceptance Corp., REMIC (a), 91-6-Al, 7.7927% due 9/25/2021	1,220,136	—	1,220,136

	London Interbank Offered Rate Indexed Obligations	1,168,595	Federal National Mortgage Association, #305729, 8.142% due 2/01/2025	1,206,937	—	1,206,937
			Resolution Trust Corporation, REMIC (a):
		1,308,495	92-Cl-B, 8.61% due 8/25/2023	1,309,044	—	1,309,044
		150,306	92-C8-A2, 7.495% due 12/25/2023	150,306	—	150,306

			Total Investments in Short Term U.S. Government Mortgage Backed Obligations**	57,500,721	—	57,500,721

Derivative Mortgage Backed Obligations** Interest Only(b)		18,053,700	DLJ Mortgage Acceptance Corp., REMIC, (a) 92-6-Al, 0.6629% due 7/25/2022	317,594	—	317,594
		26,359	Federal Home Loan Mortgage Corporation,
			REMIC (a)(c), 92-1363-C, 199% due 8/15/2022	116,709	—	116,709
			Sears Mortgage Securities Corp., REMIC (a):
		1,202	91-K-A4, 6.154% due 9/25/2021	69,691	—	69,691
		8,005,021	92-12-A3, 0.5016% due 7/25/2022	56,035	—	56,035

			Total Investments in Derivative Mortgage Backed Obligations**	560,029	—	560,029


F-1

COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.†† AND MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND AS OF MAY 31, 2000 (UNAUDITED)(CONTINUED)

	Index	Face Amount	Issue	Short Term U.S. Government Fund	Intermediate Government Bond Fund	Pro Forma for Combined Fund

Fixed Rate Mortgage Backed Obligations**			Federal National Mortgage Association,
		1,000,000	CMO(e), 6.50% due 10/25/2003	$ —	$ 975,085	$ 975,085
		3,000,000	CMO(e), 7% due 12/25/2006	—	2,982,478	2,982,478
		4,843,983	#252703, 6.50%(d) due 9/01/2006	4,621,450	—	4,621,450
		709,156	#201892, 8.50% due 9/01/2011	714,071	—	714,071
		1,441,443	7.50% due 11/01/2026	—	1,409,566	1,409,566
		1,006,179	7.50% due 12/01/2027	—	979,673	979,673
		1,502,956	7.50% due 8/01/2028	—	1,465,495	1,465,495
		1,598,775	7.50% due 3/01/2029	—	1,554,449	1,554,449
		942,422	7% due 5/01/2029	—	894,559	894,559
		2,738,420	7% due 6/01/2029	—	2,599,342	2,599,342
		735,647	7% due 7/01/2029	—	698,285	698,285
		2,314,960	7% due 8/01/2029	—	2,197,389	2,197,389
		26,626	7% due 9/01/2029	—	25,273	25,273
		3,327,250	7% due 2/01/2030	—	3,157,654	3,157,654
		786,007	7% due 3/01/2030	—	745,847	745,847
		301,448	7% due 4/01/2030	—	286,045	286,045
			Federal Home Loan Mortgage Corporation:
		2,000,000	CMO(e), 7% due 1/15/2024	—	1,921,340	1,921,340
		2,000,000	7% due 11/15/2006	—	1,951,780	1,951,780
		977,295	7.251% due 11/20/2023	—	977,618	977,618
		1,489,193	6.25% due 2/15/2027	—	1,390,862	1,390,862
		3,894,122	7% due 10/15/2027	—	3,749,650	3,749,650
		3,939,674	7% due 8/01/2029	—	3,744,489	3,744,489
		1,952,516	7.50% due 11/01/2029	—	1,900,170	1,900,170
		2,768,843	GMAC Commercial Mortgage Securities Inc., CMO(e), 97 Cl-Al, 6.83% due 12/15/2003	2,758,326	—	2,758,326

			Total Investments in Fixed Rate Mortgage Backed Obligations**	8,093,847	35,607,049	43,700,896

US Government & Agency Obligations	US Agency Obligations	1,000,000	Federal Home Loan Bank Federal National Mortgage Association:	—	990,940	990,940
		2,000,000	7.125% due 3/15/2007	—	1,956,880	1,956,880
		2,000,000	6.50% due 4/29/2009	—	1,836,560	1,836,560
		1,950,000	6.625% due 9/15/2009	—	1,833,917	1,833,917
		1,000,000	7.25% due 1/15/2010	—	982,660	982,660
		2,000,000	7.15% due 8/27/2012	—	1,841,560	1,841,560

	US Government Obligations		US Treasury Notes & Bonds
		2,100,000	13.375% due 8/15/2001	—	2,255,862	2,255,862
		2,000,000	11.875% due 11/15/2003	—	2,312,820	2,312,820
		2,500,000	6.75% due 5/15/2005	—	2,521,875	2,521,875
		2,000,000	7% due 7/15/2006	—	2,042,500	2,042,500
		1,000,000	6.50% due 2/15/2010	—	1,014,690	1,014,690
		1,000,000	10% due 5/15/2010	—	1,133,280	1,133,280

F-2

COMBINED SCHEDULE OF INVESTMENTS FOR MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.†† AND MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND AS OF MAY 31, 2000 (UNAUDITED)(CONTINUED)

	Index	Face Amount	Issue	Short Term U.S. Government Fund	Intermediate Government Bond Fund	Pro Forma for Combined Fund

US Government & Agency Obligations (Concluded)	US Government Obligations (Concluded)		US Treasury Notes & Bonds
		4,000,000	11.25% due 2/15/2015	$ —	$ 5,800,640	$ 5,800,640
		2,900,000	8.50% due 2/15/2020	—	3,573,351	3,573,351
		2,000,000	6.25% due 5/15/2030	—	2,063,440	2,063,440

			Total Investments in US Government & Agency Obligations	—	32,160,975	32,160,975

Short Term Securities	Repurchase Agreement***	12,500,000	Donaldson, Lufkin & Jenrette, purchased on 5/31/2000 to yield 6.40% to 6/01/2000	12,500,000	—	12,500,000

	US Government Agency Obligations****	7,370,000	Student Loan Marketing Association, 6.30% due 6/01/2000	—	7,370,000	7,370,000

			Total Short Term Securities	12,500,000	7,370,000	19,870,000

			Total Investments (Cost — $157,593,549)	78,654,597	75,138,024	153,792,621
			Other Assets Less Liabilities	484,077	620,113	863,190†
			Net Assets	$79,138,674	$75,758,137	$154,655,811†

(a)	Real Estate Mortgage Investment Conduits (REMICS).
(b)	Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
(c)	Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of May 31, 2000.
(d)	Represents balloon mortgages that amortize on a 30-year schedule and have 7-year maturities.
(e)	Collateralized Mortgage Obligation (CMO).
*	Adjustable Rate Mortgage-Backed Obligations have coupon rates which reset periodically to reflect changes in a referenced interest rate.
**	Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.
***	Repurchase Agreements are fully collateralized by US Government Obligations.
****	Certain U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
†	Amounts reflect Pro Forma adjustment to the Statement of Assets and Liabilities.
††	Formerly Merrill Lynch Adjustable Rate Securities Fund, Inc.
See Notes to Financial Statements.

F-3

 The following unaudited Pro Forma Combined Statement of Assets and Liabilities for Merrill Lynch Short Term U.S. Government Fund, Inc. (“Short-Term U.S. Government”) and Merrill Lynch Intermediate Government Bond Fund (“Intermediate Government Bond”) has been derived from the Statements of Assets and Liabilities of Short-Term U.S. Government and Intermediate Government Bond as of May 31, 2000 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on May 31, 2000. The Pro Forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on May 31, 2000. The Pro Forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the Annual Report to Stockholders of Short-Term U.S. Government for the year ended May 31, 1999 and from the Intermediate Government Bond Fund audited financial statements and related notes from the Annual Report to Shareholders of Intermediate Government Bond Fund for the fiscal year ended October 31, 1999.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES FOR MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.† AND MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND AS OF MAY 31, 2000 (UNAUDITED)

	Short Term U.S. Government Fund†	Intermediate Government Bond Fund	Adjustments	Pro Forma for Combined Fund
Assets:
Investments, at value*	$78,654,597	$ 75,138,024		$153,792,621
Cash	44,152	188		44,340
Receivables:
Securities sold	—	8,603,315		8,603,315
Interest	546,962	764,616		1,311,578
Principal paydowns	317,861	—		317,861
Capital shares sold	59,013	89,934		148,947
Prepaid registration fees and other assets	84,916	41,934		126,850

Total assets	79,707,501	84,638,011		164,345,512

Liabilities:
Payables:
Securities purchased	—	8,396,702		8,396,702
Capital shares redeemed	215,254	236,112		451,366
Dividends to shareholders	138,649	162,750		301,399
Distributor	46,001	12,883		58,884
Investment adviser	26,294	19,814		46,108
Accrued expenses and other liabilities	142,629	51,613	$ 241,000 (2)	435,242

Total liabilities	568,827	8,879,874	241,000	9,689,701

Net Assets:
Net Assets	$79,138,674	$ 75,758,137	$(241,000)	$154,655,811

Net Assets Consist of:
Class A Common Stock, $.10 par value, 100,000,000 shares authorized(1)	$ 12,158	$ 279,294	$ (8,042)	$ 283,410
Class B Common Stock, $.10 par value,
600,000,000 shares authorized(1)	575,481	265,650	(6,816)	834,315
Class C Common Stock, $.10 par value,
100,000,000 shares authorized(1)	131,839	20,803	(549)	152,093
Class D Common Stock, $.10 par value,
200,000,000 shares authorized(1)	121,961	260,977	(6,612)	376,326
Paid-in capital in excess of par	115,158,495	90,072,308	(218,981)	205,011,822
Accumulated realized capital losses on investments — net	(35,196,327)	(13,004,901)		(48,201,228)
Unrealized depreciation on investments — net	(1,664,933)	(2,135,994)		(3,800,927)

Net assets	$79,138,674	$75,758,137	$(241,000)	$154,655,811

(1)	Intermediate Government Bond Fund has an unlimited number of shares of beneficial interest authorized.
(2)	Reflects the charge for estimated Reorganization expenses of $241,000.
†	Formerly Merrill Lynch Adjustable Rate Securities Fund, Inc.

F-4

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
FOR MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.†
AND MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND
AS OF MAY 31, 2000 (UNAUDITED)(CONCLUDED)

	Short Term U.S. Government Fund†	Intermediate Government Bond Fund	Adjustments	Pro Forma for Combined Fund
Net Assets Value:
Class A:
Net Assets	$ 1,147,243	$25,595,405	$ (41,608)	$ 26,701,040

Shares outstanding	121,582	2,792,942	(80,420)	2,834,104

Net Asset Value	$ 9.44	$ 9.16	—	$ 9.42

Class B:
Net Assets	$54,125,522	$24,344,103	$(122,089)	$ 78,347,536

Shares outstanding	5,754,808	2,656,502	(68,155)	8,343,155

Net Asset Value	$ 9.41	$ 9.16	—	$ 9.39

Class C:
Net Assets	$12,399,966	$ 1,905,004	$ (22,257)	$ 14,282,713

Shares outstanding	1,318,391	208,030	(5,485)	1,520,936

Net Asset Value	$ 9.41	$ 9.16	—	$ 9.39

Class D:
Net Assets	$11,465,943	$23,913,625	$ (55,046)	$ 35,324,522

Shares outstanding	1,219,610	2,609,767	(66,124)	3,763,253

Net Asset Value	$ 9.40	$ 9.16	—	$ 9.39

*Identified cost	$80,319,530	$77,274,019		$157,593,549

†	Formerly Merrill Lynch Adjustable Rate Securities Fund, Inc.
See Notes to Financial Statements.

F-5

 The following unaudited Pro Forma Combined Statement of Operations for Short Term U.S. Government and Intermediate Government Bond has been derived from the Statements of Operations of Short Term U.S. Government and Intermediate Government Bond as of May 31, 2000 and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on June 7, 1999. The Pro Forma Combined Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on May 31, 2000. The Pro Forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the Annual Report to Stockholders of Short Term U.S. Government for the fiscal year ended May 31, 2000 and from the Intermediate Government Bond audited financial statements and related notes from the Annual Report to Shareholders of Intermediate Government Bond for the year ended October 31, 1999.

PROFORMA COMBINED STATEMENT OF OPERATIONS FOR
MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.†
AND MERRILL LYNCH INTERMEDIATE GOVERNMENT BOND FUND
For the Period June 1, 1999 to May 31, 2000
(Unaudited)


	Short Term U.S. Government Fund†	Intermediate Government Bond Fund	Adjustment(1)	Pro Forma for Combined Fund(2)

Investment Income:
Interest and discount earned	$5,415,724	$6,063,473		$11,479,197

Expenses:
Investment advisory fees	418,658	355,021		773,679
Account maintenance and distribution fees — Class B
	474,902	168,776		643,678
Accounting services	80,536	70,108	$ (55,000)	95,644
Transfer agent fees — Class B	66,011	29,209		95,220
Printing and shareholder reports	68,588	49,994	(26,089)	92,493
Account maintenance and distribution fees — Class C
	72,843	8,485		81,328
Registration fees	40,590	68,037	(40,000)	68,627
Professional fees	68,341	86,434	(86,434)	68,341
Account maintenance fees — Class D	25,901	27,102		53,003
Custodian fees	20,191	20,130	(11,000)	29,321
Transfer agent fees — Class D	8,381	19,304		27,685
Directors’ fees and expenses	25,790	36,818	(36,818)	25,790
Transfer agent fees — Class A	758	15,536		16,294
Other	12,692	4,836	(2,500)	15,028
Transfer agent fees — Class C	7,815	3,069		10,884
Pricing fees	3,130	5,384	(2,300)	6,214

Total expenses	1,395,127	968,243	(260,141)	2,103,229

Investment income — net	4,020,597	5,095,230	260,141	9,375,968

Realized and Unrealized Gain (Loss) on Investments — Net
Realized loss on investments — net	(287,717)	(4,648,457)		(4,936,174)
Change in unrealized appreciation/depreciation on investments — net	(468,611)	292,847		(175,764)

Net increase in Net Assets Resulting from Operations 	$3,264,269	$ 739,620	$ 260,141	$ 4,264,030

(1)	Reflects the anticipated savings as a result of the Reorganization through fewer audits and consolidation of printing, accounting and other services.
(2)	This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $241,000.
†	Formerly Merrill Lynch Adjustable Rate Securities Fund, Inc.

See Notes to Financial Statements.

F-6

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(unaudited)

1. Significant Accounting Policies:

 Merrill Lynch Short Term U.S. Government Fund, Inc. (the “Fund”) (formerly Merrill Lynch Adjustable Rate Securities Fund, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Portfolio securities that are traded in the over-the-counter market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, that are traded on exchanges, are stated at market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements — The Fund invests in U.S. Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments — The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

•	Options -- The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.
When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).
Written and purchased options are non-income producing investments.
•	Financial futures contracts — The Fund may purchase or sell financial futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.

F-7

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premiums) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees — Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions — All or a portion of the Fund’s net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls — The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

2. Investment Advisory Agreement and Transactions with Affiliates:

 The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. (“MLIM”). The general partner of MLIM is Princeton Services, Inc. (“PSI”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. (“FAMD” or the “Distributor”), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of .40%, on an annual basis, of the average daily value of the Fund’s net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

		Account Maintenance Fee	Distribution Fee

Class B		.10%	.30%
Class C		.10%	.30%
Class D		.10%	—

     Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and
Class C shareholders.

F-8

 For the period June 1, 1999 to May 31, 2000, the Distributor earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Funds’ Class D Shares as follows:

	FAMD	MLPF&S
Merrill Lynch Short Term U.S. Government Fund, Inc. Class D	$636	$4,341
Merrill Lynch Intermediate Government Bond Fund Class D	$475	$3,807

For the period June 1, 1999 to May 31, 2000, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C Shares as follows:

	Class B	Class C
Merrill Lynch Short Term U.S. Government Fund, Inc.	$ 88,952	$2,039
Merrill Lynch Intermediate Government Bond Fund	$135,564	$ 0

For the period June 1, 1999 to May 31, 2000, MLPF&S received a contingent deferred sales charge from Intermediate Government Bond Fund of $932 relating to transactions subject to front-end sales charge waivers in Class D Shares.

For the year ended May 31, 2000, the Fund and Merrill Lynch Intermediate Government Bond Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $1,934 and $3,234, respectively, for security price quotations to compute the net asset value of the respective Fund.

Financial Data Services, Inc. (“FDS”), a wholly-owned subsidiary of ML & Co., is the Fund’s transfer agent.

 Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

F-9

PART C

OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Article VI of Registrant’s Articles of Incorporation, Article VI of Registrant’s By-Laws, Section 2-418 of the Maryland General Corporation Law and Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements.

Article VI of the By-Laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the General Laws of the State of Maryland, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permitted under the General Laws of the State of Maryland, provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (b) the Registrant is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the General Laws of the State of Maryland from liability arising from his or her activities as an officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant may indemnify, make advances or purchase insurance to the extent provided in Article VI of the By-Laws on behalf of an employee or agent who is not an officer or director of the Registrant.

In Section 9 of the Class A, Class B, Class C and Class D Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the “1933 Act”), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Directors, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

C-1

Item 16. Exhibits.

Exhibit Number			Description
1	(a)	—	Articles of Incorporation of the Registrant, dated April 18, 1991.(a)
	(b)	—	Articles of Amendment to Articles of Incorporation of the Registrant, dated May 31, 1994.(b)
	(c)	—	Articles of Amendment to Articles of Incorporation of the Registrant, dated October 17, 1994.(a)
	(d)	—	Articles Supplementary to Articles of Incorporation of the Registrant, dated October 17, 1994.(a)
	(e)	—	Articles of Amendment to Articles of Incorporation of Registrant dated September 25, 2000.(e)
2		—	By-Laws of the Registrant.(a)
3		—	Not Applicable.
4		—

Form of Agreement and Plan of Reorganization between the Registrant and Merrill Lynch Intermediate Government Bond Fund (included as Exhibit I to the Proxy Statement and Prospectus contained in this Registration Statement).

5		—	Portions of the Articles of Incorporation and By-Laws of the Registrant defining the rights of stockholders of the Registrant.(c)
6		—	Form of Amendment and Restated Management Agreement between the Registrant and Merrill Lynch Investment Managers, L.P.(e)
7	(a)	—	Form of Distribution Agreement between the Registrant and FAM Distributors, Inc. (the “Distributor”).(f)
	(b)	—	Supplement to Management Agreement between the Registrant and Merrill Lynch Investment Managers, L.P.(c)
8		—	Credit Agreement between the Registrant and a syndicate of banks.(d)
9	(a)	—	Custody Agreement between the Registrant and The Bank of New York.(a)
	(b)	—	Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(a)
	(c)	—	License Agreement Relating to Use of Name between the Registrant and Merrill Lynch & Co., Inc.(a)
10	(a)	—	Form of Amended and Restated Class B Distribution Plan of the Registrant.(e)
	(b)	—	Form of Amended and Restated Class C Distribution Plan and Class C Distribution Plan of the Registrant.(e)
	(c)	—	Form of Amended and Restated Class D Distribution Plan and Class D Distribution Plan of the Registrant.(e)
11		—	Opinion and Consent of Brown & Wood LLP, counsel to the Registrant.
12		—	Private Letter Ruling from the IRS.*
13		—	Not Applicable.
14		—	Consent of Deloitte & Touche LLP, independent auditors for the Registrant and for Merrill Lynch Intermediate Government Bond Fund.
15		—	Not Applicable.
16		—	Power of Attorney.(g)
17	(a)	—	Prospectus dated September 29, 2000, and Statement of Additional Information dated September 29, 2000, of the Registrant.
	(b)	—	Annual Report to Stockholders of the Registrant, as of May 31, 2000.
	(c)	—	Annual Report to Shareholders of Merrill Lynch Intermediate Government Bond Fund, as of October 31, 1999.
	(d)	—	Semi-Annual Report to Shareholders of Merrill Lynch Intermediate Government Bond Fund, as of April 30, 2000.
	(e)	—	Form of Proxy.
	(f)	—	Code of Ethics.(h)

(a)	Filed on September 27, 1995, as an Exhibit to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement under the Securities Act of 1933, as amended, on Form N-1A (File No. 33-40332) (the “Registration Statement”).
(b)	Reference is made to Article V, Article VI (section 3), Article VII, Article VIII and Article X of the Registrant’s Articles of Incorporation, previously filed as Exhibit 1 to the Registration Statement; and to Article II, Article III (sections 1, 3, 5, 6 and 17), Article VI, Article VII, Article XIII and Article XIV of the Registrant’s By-Laws previously filed as Exhibit 2 to the Registration Statement.
(c)	Filed on October 14, 1994, as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement.
(d)	Incorporated by reference to Exhibit 8(b) to the Registration Statement on Form N-1A of Master Premier Growth Trust (File No. 811-09733) filed December 21, 1999.
(e)	Filed on September 28, 2000, as an Exhibit to Post-Effective Amendment No. 14 to the Registration Statement.
(f)	Filed on July 5, 2000, as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement.
(g)	Included on the signature page of the N-14 Registration Statement filed on July 14, 2000 and incorporated herein by reference.
(h)	Incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Middle East/Africa Fund, Inc. (File No. 33-55843), filed on March 29, 2000.
*	To be filed by Amendment.

C-2

Item 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file, by post-effective amendment, either a copy of the Internal Revenue Service private letter ruling applied for or an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such ruling or opinion.

C-3

SIGNATURES

 As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 12th day of October, 2000.

MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC. (Registrant)

By:	/s/ DONALD C. BURKE (Donald C. Burke) (Vice President and Treasurer)

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

	Signatures	Title	Date
	TERRY K. GLENN* (Terry K. Glenn)	President and Director (Principal Executive Officer)

	DONALD C. BURKE* (Donald C. Burke)	Vice President and Treasurer (Principal Financial and Accounting Officer)

	JOE GRILLS* (Joe Grills)	Director

	WALTER MINTZ* (Walter Mintz)	Director

	ROBERT S. SALOMON, JR.* (Robert S. Salomon, Jr.)	Director

	MELVIN R. SEIDEN* (Melvin R. Seiden)	Director

	STEPHEN B. SWENSRUD* (Stephen B. Swensrud)	Director

*By	/s/ DONALD C. BURKE (Donald C. Burke, Attorney-in-Fact) 		October 12, 2000

C-4

EXHIBIT INDEX

Exhibit Number			Description
11		—	Opinion and Consent of Brown & Wood LLP, counsel to the Registrant.
14		—	Consent of Deloitte & Touche, LLP, independent auditors for the Registrant and for Merrill Lynch Intermediate Government Bond Fund.
17	(a)	—	Prospectus dated September 29, 2000, and Statement of Additional Information dated September 29, 2000, of the Registrant.
17	(b)	—	Annual Report to Stockholders of the Registrant, as of May 31, 2000.
17	(c)	—	Annual Report to Shareholders of Merrill Lynch Intermediate Government Bond Fund, as of October 31, 1999.
17	(d)	—	Semi-Annual Report to Shareholders of Merrill Lynch Intermediate Government Bond Fund, as of April 30, 2000.
17	(e)	—	Form of Proxy.